UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

Sky Petroleum, Inc.
(Name of Registrant as Specified In Its Charter)

______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SKY PETROLEUM, INC.
401 Congress Avenue, Suite 1540, Austin, Texas 78701

Notice of Annual Meeting of Stockholders

To all Stockholders of Sky Petroleum, Inc:

You are invited to attend the 2006 Annual Meeting of Sky Petroleum, Inc. (the “Company”). The Annual Meeting will be held at Jumeirah Essex House, 160 Central Park South, New York, New York, 10019, beginning June 26, 2006 at 4:00 p.m., EST. The purposes of the meeting are:

1.	The election of the Nominees to the Company’s Board to serve until the Company’s 2007 Annual Meeting of Stockholders or until successors are duly elected and qualified;

2.	To ratify the amendment of the Company’s bylaws to allow for an increase in the number of the Company’s Directors (the “Board Size Amendment”);

3.	To ratify the Non-U.S. Stock Option Plan, the 2005 U.S. Stock Incentive Plan, as amended by the Board, and other stock option agreements (collectively, “Plans”); and

4.	Any other business that may properly come before the meeting.

The Board of Directors has fixed May 8, 2006, as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of May 8, 2006, will be available at the Annual Meeting for inspection by any stockholder.

Stockholders will need to register at the meeting to attend the meeting. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Sky Petroleum, Inc. Stock as of May 8, 2006. Please bring that documentation to the meeting to register.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

Michael Noonan, Secretary
Austin, TX

May 31, 2006

SKY PETROLEUM, INC.
401 CONGRESS AVENUE, SUITE 1540 • AUSTIN, TEXAS 78701

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 26, 2006

_________________

Unless the context requires otherwise, references in this statement to “Sky Petroleum,” the “Company,” “we,” “us,” or “our” refer to Sky Petroleum, Inc.

The Annual Meeting of Stockholders of Sky Petroleum will be held on Monday, June 26, 2006 at Jumeirah Essex House, 160 Central Park South, New York, New York 10019, beginning at 4:00 p.m., EST. We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s Stock on or about June 5, 2006.

You are invited to attend the meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee- you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee. A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of Directors, FOR the ratification of the Board Size Amendment, and FOR the ratification of the Plans.

Our corporate bylaws define a quorum as one-third (1/3) of the voting power of the issued and outstanding voting stock present in person or by proxy. They do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. A simple majority of the shares present, whether in person or by proxy, is required to ratify the Board Size Amendment and the Plans.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business May 8, 2006, and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Brent D. Kinney, Chief Executive Officer of Sky Petroleum and a member of the Board, Daniel F. Meyer, a member of the Board, and Michael Noonan, Secretary and Vice President of Corporate for Sky Petroleum and a member of the Board, your representatives at the meeting. As your representatives, they will vote your shares at the meeting (or any adjournments or postponements) as you have instructed them on the proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting, just in case your plans change.

If an issue comes up for vote at the meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board of Directors has fixed May 8, 2006, as the record date for the Annual Meeting. Only holders of Sky Petroleum Stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of May 8, 2006, the Company had 46,571,485 shares of Common Stock issued and outstanding. As of May 8, 2006, the Company had 3,055,556 shares of Preferred Stock issued and outstanding (Preferred Stock will be voted on a as converted basis of four (4) to one (1), equaling 12,222,224 shares of Common Stock).

What am I voting on?

You are being asked to vote on the following:

•	The election of seven (7) directors for terms expiring in 2007;

•	The ratification of the Board Size Amendment;

•	The ratification of the Plans, as amended; and

•	Any other business that may properly come before the meeting.

Each share of Common Stock is entitled to one vote. Preferred Stock will vote on an as converted basis of four (4) to one (1). No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board and FOR the ratification of the Board Size Amendment and FOR the ratification of the Plans, as amended.

How do I vote?

You have two voting options. You may vote by:

•	Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;

•	Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it likely means that you have multiple accounts with the transfer agent and/or with stockbrokers. Please vote all of the shares.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances the shareholder’s prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of shareholders who share the same address. If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send written request to our offices at the address below or call us at (512) 687-3427 to request another copy of the proxy materials. Please note that each shareholder should receive a separate proxy card to vote the shares they own.

Send requests to:	Sky Petroleum, Inc. 401 Congress Avenue, Suite 1540 Austin, Texas 78701 Attention: Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	Signing another proxy with a later date and mailing it to the Company’s Inspector of Elections, Michael Noonan, so long as it is received prior to 12:00 p.m., MST, on June 23, 2006;

•	Voting in person at the Annual Meeting; or

•	Giving written notice to the Company’s Secretary, Michael Noonan, prior to 12:00 p.m., MST on June 23, 2006.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that one-third (1/3) of outstanding voting shares of the Company as of the record date must be present at the meeting. Your shares will be counted as present at the Annual Meeting if you:

•	Submit a properly executed proxy card (even if you do not provide voting instructions); or

•	Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement.

How many votes are needed to elect directors?

The nominees for election as directors at the 2006 Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that since stockholders will be electing seven (7) directors, the seven nominees receiving the highest number of votes will be elected.

A properly executed proxy card marked “Withheld” with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to ratify the Board Size Amendment?

The ratification of the Board Size Amendment will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to ratify the Plans, as amended by the Board, and other stock option agreements?

The ratification of the Plans, as amended by the Board, and other stock option agreements, will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

How are votes counted?

Your shares will be voted as you indicate. If you just sign your proxy card with no further instructions, your shares will be voted:

•	FOR each director nominee for terms expiring in 2007;

•	FOR the ratification of the Board Size Amendment; and

•	FOR the ratification of the Plans, as amended.

Voting results will be tabulated and certified by the Inspector of Elections, Michael Noonan.

Where can I find the voting results of the meeting?

The Company will publish the final results in the Company’s Quarterly Report on Form 10-Q for the second quarter of 2006, which will be filed with the Securities and Exchange Commission (SEC). The Company will file a current report on Form 8-K if the shareholders ratify the Board Size Amendment within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2007 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s (2007) proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary, Michael Noonan, at Sky Petroleum, Inc., 401 Congress Avenue, Suite 1540, Austin, Texas 78701 and received no later than January 27, 2007. Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after April 21, 2007 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

How can I obtain a copy of the 2005 Annual Report on Form 10-KSB?

The Company’s 2005 Annual Report on Form 10-KSB, including financial statements is available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns Common Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2005 Annual Report on Form 10-KSB as filed with the SEC, including the financial statements and financial statement schedules but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the 2005 Annual Report on Form 10-KSB should be mailed to:

Sky Petroleum, Inc. 401 Congress Avenue, Suite 1540 Austin, Texas 78701 Attention: Secretary

What materials accompany this proxy statement?

The following materials accompany this proxy statement:

1.	Form Proxy Card;
2.	The Company's Annual Report to Shareholders for the year ended December 31, 2005;
3.	A copy of the Charters for the Audit, Nominating, and Compensation Committees;
4.	A copy of the Company's Code of Ethics;
5.	A copy of the 2005 U.S. Stock Incentive Plan and a copy of the Non-U.S. Stock Option Plan.
6.	A copy of the Stock Agreement with Donald C. Cameron and the Stock Agreement with Ian Baron.

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current bylaws require the Board of Directors to have at least one (1) and no more than seven (7) Directors. The current Board is composed of seven (7) Directors.

NOTE: Please read proposal two (2) in this Proxy Statement, which discusses the Board’s recent adoption of an amendment to the bylaws allowing for a minimum of two (2) and more than seven (7) Directors, and which must be ratified by shareholders at the 2006 Annual Meeting to become effective.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one year terms until their successors are elected and qualified at the next Annual Meeting.

Who is standing for election this year?

The Board of Directors has nominated the following seven (7) current Board Members for election at the 2006 Annual Meeting, to hold office until the 2007 Annual Meeting:

•	Ian R. Baron;
•	Peter J. Cockcroft;
•	Karim Jobanputra;
•	Brent D. Kinney;
•	Daniel F. Meyer;
•	Nigel McCue; and
•	Michael D. Noonan.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board of Directors may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board of Directors recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current Directors and executive officers. The term for each Director expires at our next annual meeting or until his or her successor is appointed and qualified. The ages of the Directors and officers are shown as of December 31, 2005.

Name	Position	Director/Officer Since	Age

Brent D. Kinney(1)	Chief Executive Officer, Director and Principal Executive Officer	November 1, 2005	63

Daniel F. Meyer(2)	Director	December 20, 2004	51

Michael D. Noonan(3)	Vice President, Corporate, Secretary, Director	August 25, 2005	47

Karim Jobanputra	Director	November 2, 2005	41

Ian R. Baron	Director	November 16, 2005	49

Peter J. Cockcroft	Director	November 16, 2005	56

Nigel McCue(4)	Director	May 25. 2006	54

Shafiq Ur Rahman(5)	Manager of Finance and Administration, Principal Financial and Accounting Officer	May 25, 2006	56

(1)	Mr. Kinney was appointed Chief Executive Officer on November 1, 2005, and appointed as director on November 16, 2005.
(2)	Mr. Meyer was formerly President, Secretary, and Treasurer of the Company; he resigned these positions effective on or about May 30, 2006.
(3)	Mr. Noonan was appointed as Director on November 16, 2005. Mr. Noonan was appointed Secretary effective on or about May 30, 2006.
(4)	Mr. McCue was appointed as Director on or about May 30, 2006.
(5)	Mr. Rahman was appointed Manager of Finance and Administration on or about May 29, 2006.

Brent D. Kinney — Chief Executive Officer and Director.  Mr. Kinney, age 63, holds a BA in Geology and a LLM degree from the University of Manitoba, Canada. Mr. Kinney was a partner with one of Calgary Alberta’s leading energy law firms until 1991 when he moved to Doha, Qatar to advise the Minister of Energy on petroleum matters. On leaving Qatar, Mr. Kinney joined a law firm based in London to work at its Hong Kong office and advised the firms clients on energy matters. From 1997 to 2000, he worked for the firm’s office in Dubai. In 2000, he managed a joint venture with Renaissance Energy Ltd., a Canadian based energy and petroleum company, to pursue opportunities on energy and petroleum matters in Iran. This joint venture was dissolved in 2001, and since that time, Mr. Kinney has worked in Dubai as an independent consultant advising governments and international oil companies. Mr. Kinney sits on the boards of directors of four companies, Husky Energy, Inc., Dragon Oil plc, Western Silver Corporation and Benchmark Energy Corp.

Michael D. Noonan — Vice President, Corporate, Secretary. and Director.  Michael D. Noonan, age 47, has been the Company’s Vice President, Corporate since August 25, 2005. Mr. Noonan has more than 15 years of investor relations, corporate finance and corporate governance experience. Prior to joining the Company, Mr. Noonan worked for Forgent Networks since May, 2002 where he most recently served as the Senior Director of Investor Relations. Prior to working at Forgent, Mr. Noonan was employed for two years by Pierpont Communications, an investor and public relations firm, where he was a Senior Vice President. Mr. Noonan has also served as director of investor relations and corporate communications at Integrated Electrical Services, a electrical services company, and manager of investor relations and public affairs for Sterling Chemicals, a manufacturer of commodity chemicals. He received a Master of Business Administration degree from Athabasca University in Alberta, Canada; a Bachelor of Arts degree in Business Administration and Economics from Simon Fraser University in British Columbia, Canada; and an Executive Juris Doctorate from Concord School of Law in Los Angeles, California.

Daniel F. Meyer — Director.   Daniel F. Meyer, age 51, was the Company’s President, Secretary and Treasurer and a director since December 20, 2004. In April, 2006, Mr. Meyer resigned as the Company’s President and Secretary, but remains a member of the Board. From November 2003 to the present, Mr. Meyer was self-employed as a financial consultant. From April 2003 to November 2003, Mr. Meyer was Vice President of Operations for Canada’s Choice at Home’n Officer Inc., a division of Canada’s Choice Spring Water Co. Mr. Meyer was responsible for all operations, marketing and client relationship management for Northern Alberta. From 1994 to 2003, Mr. Meyer was president and principle shareholder of Canyon Springs Water Co. Ltd., a private Alberta bottled water company. Mr. Meyer was responsible for overseeing all aspects of the business, including client relations, marketing, strategic planning, transportation and financial and business development. Under Mr. Meyer’s management, Canyon Springs grew to be one of the largest bottled water companies in Alberta, packaging both wholesale and retail water products for distribution to home, office, major grocery chains and other major distribution plants such as Dairyland Alberta. Canyon Springs had offices in Edmonton and Calgary. The company was purchased by Canada’s Choice in 2003.

Karim Jobanputra — Director.   Mr. Jobanputra, age 41, is an entrepreneur and owns companies that do business mostly in the Middle East and Europe. Mr. Jobanputra has experience in the areas of corporate finance and international business development, and also works as a self-employed consultant based in the United Kingdom. For the past 5 years he has provided consulting services to companies in the areas of corporate finance and business development in the Asian and Middle East markets, including Indonesia, Qatar, Saudi Arabia, India and China. Karim Jobanputra has been a director of O2 Diesel Corp. since July 15,2003. Mr. Jobanputra was nominated as a director by Sheikh Hamad Bin Jassim Bin Jabr al-Thani, the holder of 3,055,556 shares of Series A Preferred Stock purchased on September 20, 2005. Under the terms of the certificate of designation of rights and preferences of the Series A Preferred Stock, holders of the Series A Preferred Stock are entitled to elect one director to our board of directors. See, “Right to Appoint Directors,” below.

Ian R. Baron — Director.   Mr. Baron, age 49, is the founding partner of Energy Services Group Dubai, since February 2002. Mr. Baron is a graduate of Manchester University with a degree in geology. He has served as exploration director of Meridian Oil & Petrogulf Resources, Australia; Vice-President Conoco Middle East Ltd.; and CEO Dragon Oil plc (August 1999-February 2002); COO Aurado Energy Inc., Canada. He currently serves as non-executive director of Forum Energy plc, UK; executive director Drakeley Ltd. BVI.

Peter J. Cockcroft — Director.   Mr. Cockcroft, age 56, is a geologist (University of Sydney) and consultant. Mr. Cockcroft has graduate business qualifications, he has recently been honored as a 2004 — 2005 Distinguished Lecturer for the Society of Petroleum Engineers on the topic of International Risk Management. Permanent Resident of Singapore, he was recently appointed as a Research Fellow at the Institute of South East Asian Studies (a Singapore “thinktank”) where he is writing a book on Asian Energy Investment. Mr. Cockcroft is a Life Fellow of the Royal

Geographical Society, a Life Member of the Society of Petroleum Engineers, as well as also a non-executive Director of Baraka Petroleum Ltd. and Australian Oil Company Pty. Ltd.

Nigel R. McCue — Director.   Mr. McCue, aged 54, has thirty years experience in the upstream sector of the petroleum industry. He is a Director and Chief Executive Officer of Nemmoco Petroleum Limited, a private exploration and production company with interests located principally in Central and Eastern Europe. Prior to this he was a director and Chief Financial Officer of Lundin Oil Plc., a company with interests in over twenty countries with specific experience in mergers & acquisition, equity, corporate and project debt finance, and stock exchange listings. Prior to this, he held various positions with Chevron Overseas Inc. and Gulf Oil Corporation. Mr. McCue is a Non-Executive Director of Dragon Oil Plc and is chairman of its audit committee and a member of the remuneration and nomination committees. He is also a Director of Proprietary Industries Inc. a company listed on the Toronto Stock Exchange.

Shafiq Ur Rahman — Manager of Finance and Administration.  Shafiq Ur Rahman, age 56, is the company’s Manager of Finance and Administration. Mr. Rahman has more than 30 years experience in the oil and gas industry. Prior to joining the company he served as Chief Accountant and Director of Finance and Administration for several companies, including Huston Oil and Minerals, Tenneco Oil, Lundin Oil (formerly International Petroleum Inc.), Arabex Petroleum, and Coplex Resources. Mr. Rahman global experience includes working in various countries in the Middle East, North and West Africa, and Asia. Mr. Rahman has a Bachelors in Commerce degree from Karachi University.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees. To our knowledge, there are no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS STRUCTURE

General Structure

The Company’s current bylaws require the Board of Directors to have at least one (1) and no more than seven (7) Directors. The current Board is composed of seven (7) Directors.

NOTE: Please read proposal two (2) in this Proxy Statement, which discusses the Board’s recent adoption of an amendment to the bylaws allowing for a minimum of two (2) and more than seven (7) Directors, and which must be ratified by shareholders at this annual meeting to become effective.

Right to Appoint Directors

On September 20, 2005, we entered into an agreement with Sheikh Hamad Bin Jassen Bin Jaber Al Thani, wherein the Sheikh purchased 3,055,556 shares of our Series A Preferred Stock, representing all the authorized shares of Series A Preferred Stock. The holders of the Series A Preferred Stock are entitled to elect one Director to our Board of Directors. The Sheikh exercised this right to appoint Karim Jobanputra as a Director. After purchasing the Series A Preferred stock, the Sheikh holds 15,296,424 shares of our common stock assuming conversion of the Series A Preferred stock on a 4 for 1 basis, consisting of 12,222,224 shares of Common Stock issuable upon conversion of the Series A Preferred Stock and 3,074,200 shares of Common Stock.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE
OF ANNUAL MEETING

During the fiscal year ending December 31, 2005, the Board held one meeting of the Board. None of the incumbent Directors attended fewer than 75% of the Board meetings.

Board members are not required to attend the annual meeting. All members of the Board, as of the last annual meeting, attended the last annual meeting.

COMMUNICATIONS TO THE BOARD

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Michael Noonan, Sky Petroleum, Inc., 401 Congress Avenue, Suite 1540, Austin, Texas 78701. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

BOARD COMMITTEES

Audit Committee and Audit Committee Financial Expert

We do not have an Audit Committee. Our Board performs the functions of an Audit Committee, including engaging a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management’s administration of the system of internal accounting controls. Karim Jobanputra, Peter J. Cockcroft, and Nigel McCue would qualify as independent Directors for audit committee purposes under rules of the American Stock Exchange.

Nigel McCue qualifies as a financial expert, and if elected and appointed, will be the Audit Committee Financial Expert.

The Board recently adopted a charter for the Audit Committee. No Directors have been selected for the committee. The Board plans to select members for the Audit Committee following the Annual Meeting. The Audit Committee charter accompanies this proxy statement as Appendix B.

Report of Our Board of Directors on Audited Financial Statements

Our Board of Directors reviewed and discussed the audited financial statements with management. Our Board of Directors discussed with our independent auditors the matters required to be discussed by SAS 61 and has received written disclosure and a letter from our independent auditor required by Independence Standards Board Standard No. 1. Based on the review and discussions, our Board recommended that the audited financial statements be included in the annual report on Form 10-KSB for the year ended December 31, 2005.

Board Members
Brent D. Kinney
Michael D. Noonan
Daniel F. Meyer
Karim Jobanputra
Ian R. Baron
Peter J. Cockcroft

Nominating Committee

We do not have a Nominating Committee. Our Board currently performs the functions associated with a Nominating Committee. The Board has adopted a charter for a Nominating Committee. No Directors have been selected to serve on the committee. The Board plans on selecting Directors to the Nominating Committee following the Annual Meeting. The Nominating Committee charter accompanies this proxy statement as Appendix C.

The current nominees were recommended and selected by the Board. The Board has not adopted a policy with regard to the consideration of nominees. The Board plans on the Nominating Committee adopting such policies and guidelines following the selection of Directors to the Nominating Committee.

Compensation Committee

We do not have a Compensation Committee. Our Board currently performs the functions associated with a Compensation Committee. We have adopted a charter for a Compensation Committee. No Directors have been selected to serve on the committee. The Board plans on selecting Directors to the Compensation Committee following the Annual Meeting. The charter for the compensation committee accompanies this proxy statement as Appendix D.

Prior to July 26, 2005, we did not compensate our Chief Executive Officer or any of our officers or Directors. The compensation of Donald Cameron, our former Chief Executive Officer, was determined through negotiation between Mr. Cameron and our Board.

On November 1, 2005, we entered into an employment agreement with Brent Kinney as our new Chief Executive Officer. Mr. Kinney’s compensation was determined through negotiation between Mr. Kinney and our Board.

DIRECTOR COMPENSATION

On January 11, 2006, our Board approved a compensation plan, effective November 16, 2005, pursuant to which each Director would receive the following compensation:

•	Annual Director fees of $30,000 per year, payable quarterly in arrears;
•	Director compensation options consisting of 200,000 options exercisable to acquire shares of common stock at $1.00 per share for non-U.S. Directors and at fair market value on the date of grant for U.S. directors;
•	Meeting fees of $1,200 per meeting, including committee meetings; and
•	Reimbursement of expenses related to service in the capacity of a member of the Board.

OTHER GOVERNANCE MATTERS

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

3.	Compliance with applicable governmental laws, rules and regulations;

4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.	Accountability for adherence to the code.

The Board has adopted a Code of Ethics. The Code of Ethics accompanies this proxy statement as Appendix E.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Legal Proceedings

Neither we nor any of our property are currently subject to any material legal proceedings or other regulatory proceedings. We do not currently know of any legal proceedings against us involving our Directors, executive officers, or stockholders of more than 5% of our voting stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our Directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2005, except:

Name	Reporting Person	Form 3/# of transactions	Form 4/# of transactions	Form 5/# of transactions

Brent D. Kinney	Chief Executive Officer, Director and Principal Executive Officer	Late/1	Late/2	—

Daniel F. Meyer	President, Secretary, Treasurer and Director (1)	—	Late/3	—

James R. Screaton(2)	Vice President, Finance and Chief Financial Officer	Late/1	—	—

Michael D. Noonan(3)	Vice President, Corporate, Director	Late/1	Late/2	—

Karim Jobanputra	Director	Late/1	Late/1	—

Ian R. Baron	Director	Late/1	Late/1	—

Peter J. Cockcroft	Director	Late/1	Late/1	—

Sheikh Hamad Bin Jassen	10% Shareholder	Late/1	—	—
Bin Jaber Al Thani

(1)	Mr. Meyer resigned as President, Secretary and Treasurer on or about May 30, 2006.
(2)	Mr. Screaton has signed a separation agreement with Sky Petroleum and no longer holds any position with the Company, effective May 29, 2006.
(3)	Mr. Noonan was appointed Secretary of the Company, effective on or about May 30, 2006.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation paid to each of the individuals who served as our Chief Executive Officer and our other most highly compensated executive officers (the “named executives officers”) for the fiscal years ended December 31, 2005, 2004 and 2003.

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Common Shares Under Options/SARs Granted (#)	Restricted Shares or Restricted Share Units ($)	Long Term Incentive Plan Payouts ($)	All Other Compensation ($)

Brent H. Kinney(1)	2005	35,000	-0-	-0-	-0-	-0-	-0-	57,381	(6)
Chief Executive
Officer, Director

Daniel Meyer(2)	2005	63,000	-0-	-0-	-0-	-0-	-0-	3,462	(7)
President, Secretary	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-
and Treasurer,
Director

Christine L. Szymarek	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Former President &	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Secretary, Treasurer
Director

Donald C. Cameron	2005	99,000	-0-	-0-	-0-	-0-	-0-	-0-
Former Chief	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Executive Officer(3)

James R. Screaton	2005	63,080	-0-	-0-	-0-	-0-	-0-	-0-
Vice President,	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Finance and Chief
Financial Officer(4)

Michael Noonan(5)	2005	83,500	-0-	-0-	-0-	-0-	-0-	3462	(7)
Vice President,	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Corporate

(1)	Mr. Kinney was appointed as our Chief Executive Officer on November 1, 2005 and appointed as a director on November 16, 2005.

(2)	Mr. Meyer was elected as a director at the annual meeting of shareholders on December 20, 2004. Mr. Meyer resigned as President, Secretary, and Treasurer effective on or about May 30, 2006.
(3)	Mr. Cameron was appointed as our Chief Executive Officer on July 26, 2005 and terminated on November 1, 2005. He was not an officer during 2004, 2003 or 2002. See, “Certain Relationships and Related Transactions” for a description of his compensatory arrangements for 2005.
(4)	Mr. Screaton was appointed as our Vice President, Finance and Chief Financial Officer on August 25, 2005. He was not an officer during 2004, 2003 or 2002. Mr. Screaton signed a separation agreement with the Company effective on or about May 29, 2006, and no longer holds a position with the Company. See, “Certain Relationships and Related Transactions” for a description of his compensatory arrangements for 2005 and 2006. The Company has since hired Shafiq Ur Rahman as Manager of Finance and Management (Principal Financial and Accounting Officer).
(5)	Mr. Noonan was appointed as our Vice President, Corporate on August 25, 2005 and appointed as a director on November 16, 2006. He was not an officer during 2004, 2003 or 2002. See, “Certain Relationships and Related Transactions” for a description of his compensatory arrangements for 2005. Mr. Noonan was appointed Secretary of the Company effective on or about May 30, 2006.
(6)	Includes legal fees of $53,919 paid to Mr. Kinney prior to his appointment as an officer of Sky Petroleum and Directors’ fees of $3462.
(7)	Consists of director’s fees.

Director and Officer Stock Option/Stock Appreciation Rights (“SARs”) Grants

We granted a total of 4,250,000 stock options during the fiscal year ended December 31, 2005, excluding stock option grants that were rescinded.

In the year ended December 31, 2005, we adopted an incentive stock plan for non-U.S. residents on July 26, 2005, and an incentive stock plan for U.S. residents on August 25, 2005. Our stock incentive plan for non-U.S. residents authorizes the issuance of stock options to acquire up to 10% of our issued and outstanding shares of common stock and our stock incentive plan for U.S. residents authorizes the issuance of stock options to acquire up to a maximum of 3,321,600 shares of common stock (less the number of shares issuable upon exercise of options granted by us under all other stock incentive plans on the date of any grant under the plan). Subsequent to December 31, 2005, our board of directors approved an amendment to our stock incentive plan for U.S. residents authorizes the issuance of stock options to acquire up to a maximum of 4,657,148 shares of common stock (less the number of shares issuable upon exercise of options granted by us under all other stock incentive plans on the date of any grant under the plan).

The  following table sets forth the stock options granted to our named executive officers and directors during the year ended December  31, 2005. No stock appreciation rights were awarded.

	Individual Grants					Potential Realized Value at Assumed Annual Rates of Stock Appreciation for Option Term

Name	Number of securities underlying options/SARs granted (#)		Percent of total options/SARs granted to employees in fiscal year(1)	Exercise or base price ($/Sh)	Expiration date	$000 5%($)	$000 10%($)	$000 0%($)

Daniel Meyer(2)	200,000	(10)	4.7%	$1.00	Nov. 16, 2012	330	534	177
President, Secretary
and Treasurer,
Director

	Individual Grants					Potential Realized Value at Assumed Annual Rates of Stock Appreciation for Option Term

Name	Number of securities underlying options/SARs granted (#)		Percent of total options/SARs granted to employees in fiscal year(1)	Exercise or base price ($/Sh)	Expiration date	$000 5%($)	$000 10%($)	$000 0%($)

Brent Kinney(3)	1,450,000	(10)	34.12%	$1.00	Nov. 16, 2012	2,388	3,864	1,278
Chief Executive
Officer, Director

James R. Screaton(4)	400,000	(10)	9.4%	$0.50- $1.00	March 31, 2012	27	86	-0-
Vice President,
Finance and Chief
Financial Officer

Michael Noonan(5)	600,000	(11)		$1.29	Sept. 21, 2015	487	1,234	-0-
Vice President	200,000	(11)		$1.88	Nov. 16, 2012	236	599	-0-
Corporate
	800,000		18.82%			723	1,833	-0-

Karim Jobanputra(6)	200,000	(10)	4.7%	$1.00	Nov. 16, 2012	330	534	177
Director

Ian R. Baron(7)	600,000			$1.00	Nov. 16, 2013	1,065	1,818	528
Director	200,000			$1.00	Nov. 16, 2012	330	534	177

	800,000		18.82%	$1.00		1,395	2,352	705

Peter J. Cockcroft(8)	200,000	(10)	4.7%	$1.00	Nov. 16, 2012	330	534	177
Director

Donald C. Cameron(9)	100,000	(11)	2.35%	$1.00	April 30, 2008	118	150	88
Former Chief Executive	100,000	(11)	2.35%	$1.00	April 30, 2009	128	175	88
Officer
	200,000		4.7%			226	325	176

Total	4,250,000

(1)	We issued options to acquire a total of 4,250,000 to our officers, directors and employees during the period from January 1, 2005 to December 31, 2005.
(2)	Mr. Meyer was elected as a director at the annual meeting of shareholders on December 20, 2004. Mr. Meyer was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter. Mr. Meyer resigned as President, Secretary and Treasurer effective on or about May 30, 2006.
(3)	Mr. Kinney was appointed as our Chief Executive Officer on November 1, 2005. Under the terms of his employment agreement we granted Mr. Kinney options to purchase 1,250,000 shares of common stock of the Company at an exercise price of $1.00 per share, vesting one-third on October 1, 2006, one-third on October 1, 2007 and one-third on October 1, 2008. Mr. Kinney was appointed as a director on November 16, 2005, and was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter.
(4)	Mr. Screaton was appointed as our Vice President, Finance and Chief Financial Officer on August 25, 2005. On August 25, 2005, we agreed to grant Mr. Screaton options to purchase 400,000 shares of common stock of which 133,333 exercisable at $0.50 vest on April 30, 2006, 133,333 exercisable at $0.80 per share vest on April 30, 2007 and 133,334 exercisable at $1.00 per share vest on April 30, 2008. Mr. Screaton signed a separation agreement with the Company effective on or about May 29, 2006, and no longer holds a position with the Company. Under the terms of the agreement Mr. Screaton will receive only the 133,333 shares exercisable at $0.50 per share and vesting on half on April 30, 2006, and the other half on April 30, 2007. All other options were terminated by the agreement. See, “Certain Relationships and Related Transactions” for a description of his compensatory arrangements for 2005 and 2006. The Company has since hired Shafiq Ur Rahman as Manager of Finance and Management (Principal Financial and Accounting Officer).
(5)	Mr. Noonan was appointed as our Vice President, Corporate on August 25, 2005. On August 25, 2005, we agreed to grant Mr. Noonan options to purchase 600,000 shares of common stock exercisable at $1.29 per share, vesting 200,000 options on each April 30th beginning on April 30, 2006. Mr. Noonan was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter. Mr. Noonan was appointed Company Secretary effective on or about May 30, 2006.
(6)	Mr. Jobanputra was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter.
(7)	Mr. Baron was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting the first anniversary of the grant and 1/3 vesting each anniversary thereafter. We granted Mr. Baron 600,000 options, effective November 16, 2005, under the terms of an option agreement, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter.
(8)	Mr. Cockcroft was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter.
(9)	Mr. Cameron served as our Chief Executive Officer from July 26, 2005 to November 1, 2005. We entered into a termination and severance agreement with Mr. Cameron under which we agreed to grant Mr. Cameron 200,000 options exercisable at $1.00 per share, vesting 100,000 options on April 30, 2006 and the balance will vest on April 30, 2007.
(10)	Granted under our non-U.S. resident stock option plan. (11) Granted under our U.S. resident stock option plan.
(11)	Granted under option agreement separate from our non-U.S. resident and U.S. resident stock option plans.

Aggregated Option/SAR Exercises in Last Fiscal Year- and Fiscal Year-End Option/SAR Values

	Number of Shares Acquired on Exercise		Number of Securities Underlying Unexercised Options At December 31, 2005		Value of Unexercised In-the-Money Options At December 31, 2005(1)

Name	Exercised	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel Meyer	—	—	—	200,000	—	$ 171,000
President & Secretary
Treasurer, Director

Brent Kinney	—	—	—	1,450,000	—	$1,239,750
Chief Executive
Officer, Director

James R. Screaton	—	—	—	400,000	—	$ 435,333
Vice President, Finance
and Chief Financial
Officer

Michael Noonan	—	—	—	800,000	—	$ 339,000
Vice President Corporate

Karim Jobanputra	—	—	—	200,000	—	$ 171,000
Director

	Number of Shares Acquired on Exercise		Number of Securities Underlying Unexercised Options At December 31, 2005		Value of Unexercised In-the-Money Options At December 31, 2005(1)

Name	Exercised	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Ian R. Baron	—	—	—	800,000	—	$ 684,000
Director

Peter J. Cockcroft	—	—	—	200,000	—	$ 171,000
Director

Donald C. Cameron	—	—	—	200,000	—	$ 171,000
Former Chief Executive
Officer

(1)	Based on the closing price of our common stock on the NASD OTCBB on December 30, 2005, which was $1.855.
(2)	Mr. Meyer resigned as President, Secretary and Treasurer effective on or about May 30, 2006.
(3)	Mr. Screaton signed a separation agreement with the Company effective on or about May 29, 2006, and no longer holds a position with the Company. See, “Certain Relationships and Related Transactions”for a description of his compensatory arrangements for 2005 and 2006. The Company has since hired Shafiq Ur Rahman as Manager of Finance and Management (Principal Financial and Accounting Officer).
(4)	Mr. Noonan was appointed Company Secretary effective on or about May 30, 2006.

Long Term Incentive Plan Awards

No long-term incentive plan awards have been made by the Company to date.

Defined Benefit or Actuarial Plan Disclosure

We do not provide retirement benefits for the directors or officers.

Certain Relationships and Related Transactions

Employment Agreement with Brent D. Kinney
On November 1, 2005, we entered into an employment agreement with Brent D. Kinney, under which Mr. Kinney was appointed as our chief executive officer. The following are the material terms and conditions of the Employment Agreement:

Mr. Kinney shall perform the duties and services as CEO beginning on November 1, 2005 for a period of three years.

During his employment, Mr. Kinney shall receive (i) a salary of $17,500 per month or such higher rate   as may from time-to-time be agreed between us and Mr. Kinney, (ii) an annual bonus in the amount determined by our board of directors, in its sole discretion, and (iii) options to purchase 1,250,000 shares of our common stock at an exercise price of $1.00 per share, vesting one-third on October 1, 2006, one-third on October 1, 2007 and one-third on October 1, 2008.

We may by notice terminate the Employment Agreement, if at any time after October 1, 2006, the two Obligation Wells (as defined in a certain participation agreement) have failed to meet our expectations and the Sir Abu Nu’ayr exploration program does not provide us with commercially useful petroleum assets.

Before Mr. Kinney was appointed as our chief executive officer, he was retained by us as special legal counsel to advise us on petroleum matters as of April 1, 2005 and received legal cost of $53,919 from us for these services.

Consulting Agreement with James Screaton
In connection with the appointment of Mr. James Screaton as our Chief Financial Officer on August 25, 2005, we entered into an Independent Contractor Services Agreement and a Confidentiality Agreement, effective April 1, 2005, with Shorewood Financial Inc. for the services of Mr. Screaton as our Chief Financial Officer. Under these agreements, we anticipate that Mr. Screaton will serve as our Chief Financial Officer until July 31, 2006 at a salary of $500 per day on a per diem basis. Under the terms of the Confidentiality Agreement, Mr. Screaton is prohibited from disclosing certain confidential information with respect to Sky Petroleum for a period of five years following the termination of the Independent Contractor Services Agreement. In connection with Mr. Screaton’s appointment as Chief Financial Officer, we agreed to grant Mr. Screaton options to purchase 400,000 shares of common stock of which 133,333 exercisable at $0.50 vest on April 30, 2006, 133,333 exercisable at $0.80 per share vest on April 30, 2007 and 133,334 exercisable at $1.00 per share vest on April 30, 2008.

Separation Agreement with James Screaton
We entered into a separation agreement with James Screaton, our former Chief Financial Officer, and Shorewood Financial Inc. The following are the material terms and conditions of the Separation Agreement:

The Independent Contractor Services Agreement, between us and Mr. Screaton, under which Mr. Screaton provided services as our CFO, was terminated effective on or about May 25, 2006. Mr. Screaton will receive monthly fee of $6,500 for the months of May, June, and July 2006.

We will also grant Mr. Screaton stock options exercisable to acquire 133,333 shares of common stock at $.50 per share, which will vest and become exercisable over two years. The first half will vest on April 30, 2006 and the balance will vest on April 30, 2007. The options will terminate two years after vesting.

Stock options previously granted to Mr. Screaton under the Contractor Agreement were terminated.

Mr.  Screaton releases and discharges us from any claims, liabilities, costs and damages which Mr. Screaton has or may have against us for any act or omission occurred on or prior to the date of Mr. Screaton’s execution of the Separation Agreement.

Mr.  Screaton acknowledged that all of the confidential information is valuable, proprietary and the exclusive property of the Company and that he will not use or reveal, divulge or permit the use by the third parties of any confidential information.

Consulting Agreement with Michael Noonan In connection with the appointment of Mr. Michael Noonan as our Vice President Corporate on August 25, 2005, we entered into an Independent Contractor Services Agreement and a Confidentiality Agreement for the services of Mr. Noonan as our Vice President Corporate. Under these agreements, we anticipate that Mr. Noonan will serve as our Vice President Corporate until July 31, 2006 at a base salary of $10,000 per month. Under the terms of the

Confidentiality Agreement, Mr. Noonan is prohibited from disclosing certain confidential information with respect to Sky Petroleum for a period of five years following the termination of the Independent Contractor Services Agreement. In connection with Mr. Noonan’s appointment as Vice President Corporate, we granted Mr. Noonan stock options exercisable to acquire 600,000 shares of common stock exercisable at $1.29 per share of which 200,000 shares vest on April 30, 2006, 200,000 vest on April 30, 2007 and 200,000 shares vest on April 30, 2008.

Consulting Agreement with Daniel Meyer
We paid Daniel Meyer a consulting fee of $5,000 per month up to September 30, 2005 for his services as our President under the terms of an arrangement approved by the Board of Directors. On October 1, 2005 we increased the consulting fee paid to Mr. Meyer to $7,500 per month.

Consulting Agreement with Energy Services Group Dubai
Mr. Ian Baron, a director, is the founding partner of Energy Services Group Dubai (ESG), with which we entered into a Consulting Agreement dated April 1, 2005, to retain the services of ESG to assist us to evaluate and develop oil and gas opportunities in the Mubarek field area near Abu Musa Island in the Arabian Gulf. Pursuant to the Consulting Agreement EGS receives $1,500 per day for the first five days of a month and $1,250 per day for each day thereafter in a month. At a minimum, EGS receives a monthly retainer fee of $7,500 per month. During the fiscal year ended December 31, 2005, we incurred fees of $75,775. Subsequent to December 31, 2005, the Consulting Agreement was amended to provide that in addition to the services of Ian Baron, the services of Peter Bradley, an ESG associate, would also be provided to monitor our interest in the Obligation Wells under the Participation Agreement. The Consulting Agreement was further amended to have Ian Baron provide business development services to us on the basis that opportunities to participate in new ventures would first be presented to us and that he would act as our negotiator on new ventures that we wished to pursue. The fiscal arrangements were also amended to provide that ESG would be paid a monthly retainer of US$15,000 and ESD would provide ten days (an increase from five) of service each month between Messrs Bradley and Baron. Additional days would be payable at the rate of US$1,500 per day. Any days unused in a month would carry forward and be available without cost.

The Consulting Agreement may be terminated on sixty day notice by either party.

Effective November 16, 2005, we entered into an option agreement with Mr. Baron, pursuant to which we granted Mr. Baron stock options exercisable to acquire 600,000 shares of common stock at $1.00 per share, vesting 1/3 per year beginning on November 16, 2006 and expiring on the earlier of November 16, 2013 or 90 days after Mr. Baron ceases to be a director or consultant to the corporation.

Separation Agreement with Donald Cameron
We entered into a separation agreement with Donald C. Cameron, our former Chief Executive Officer, and Donald C. Cameron Consulting Ltd. The following are the material terms and conditions of the Separation Agreement:

The Independent Contractor Services Agreement dated April 1, 2005, between us and Mr. Cameron, under which Mr. Cameron provided services as our CEO, was terminated effective October 31, 2005. Mr. Cameron will receive monthly fee of $11,000 for the months of November 2005, December 2005 and January 2006.

Under a Contractor Agreement, we will retain Mr. Cameron for six months beginning February 1, 2006 through July 31, 2006 at a monthly consulting fee of $11,000 per month. We will also grant Mr. Cameron stock options exercisable to acquire 200,000 shares of common stock at $1.00 per share, which will vest and become exercisable over two years. The first half will vest on April 30, 2006 and the balance will vest on April 30, 2007. Stock options previously granted to Mr. Cameron under the Contractor Agreement were terminated.

Mr.  Cameron releases and discharges us from any claims, liabilities, costs and damages which Mr. Cameron has or may have against us for any act or omission occurred on or prior to the date of Mr. Cameron’s execution of the Separation Agreement.

Mr.  Cameron acknowledged that all of the confidential information is valuable, proprietary and the exclusive property of the Company and that he will not use or reveal, divulge or permit the use by the third parties of any confidential information.

Report on Repricing of Options/SARs

We did not reprice any options or SARs outstanding during the fiscal year ended December 31, 2004 or 2005.

Report of the Board of Directors on Executive Compensation

During the year ended December 31, 2005, our Board of Directors was responsible for establishing compensation policy and administering the compensation programs of our executive officers.

The amount of compensation paid by us to each of our directors and officers and the terms of those persons’ employment is determined solely by the Board of Directors. We believe that the compensation paid to its directors and officers is fair to the company.

In the past, Daniel Meyer, our President, has negotiated all executive salaries on our behalf. The Board of Directors reviewed the compensation and benefits of all our executive officers and established and reviewed general policies relating to compensation and benefits of our employees. Currently, directors do not participate in approving or authorizing their own salaries as executive officers.

Our Board of Directors believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of March 31, 2006 by:

•	each person who is known by us to beneficially own more than 5% of our issued and outstanding shares of common stock;
•	our named executive officers;
•	our directors; and
•	all of our executive officers and directors as a group.

Name of Shareholder	Address	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Directors and Named Executive Officers

Daniel Meyer(2)	Suite 200 - 625 4th Ave. SW	2,000,000	(2)	4.29	%(2)
President, Secretary,	Calgary, Alberta, Canada
Treasurer and Director	T2P OK2

Brent Kinney(3)	P.O. Box 211247	—		—
Chief Executive Officer	Dubai
United Arab Emirates

James R. Screaton(4)	Suite 200 - 625 4th Ave. SW	—		—
Vice President, Finance and	Calgary, Alberta
Chief Financial Officer	Canada T2P OK2

Michael Noonan(5)	401 Congress Avenue	210,000	(5)	0.5	%(5)
Vice President, Corporate	Suite 1540
Austin, Texas USA 78701

Karim Jobanputra(6)	P.O. Box 82	—		—
Director	Doha
State of Qatar

Ian R. Baron(7)	P.O. Box 72794	—		—
Director	Dubai
United Arab Emirates

Peter Cockcroft(8)	350 Orchard Road	—		—
Director	#21-01 Shaw House
Singapore 238868

All Officers & Directors as a		2,210,000	(9)	4.79	%(9)
Group

5% Shareholders

Sheikh Hamad Bin Jassen Bin	PO Box 4044	15,296,424	(10)	24.93	%(10)
Jaber Al Thani(10)	Alwajbam Palace
Doha, Qatar

Metage Capital Limited	8 Pollen Street	4,000,000	(11)	8.59%
London, W1S 1NG

**	Less than 1%.

(1)	Based on 46,571,485 shares issued and outstanding as of February 28, 2006, plus, for each person, the number of shares of common stock such person has the right to acquire within the 60 days after such date. Excludes 12,222,224 shares of common stock acquirable upon conversion of Series A Preferred Stock and stock options that are not exercisable within 60 days of March 31, 2006.
(2)	Mr. Meyer was elected as a director at the annual meeting of shareholders on December 20, 2004. On August 25, 2005, we accepted 12,000,000 shares of common stock for cancellation from Mr. Meyer. Mr. Meyer was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter. None of the options will vest within 60 days of March 31, 2006. Mr. Meyer resigned as President, Secretary, and Treasurer effective on or about May 30, 2006.
(3)	Mr. Kinney was appointed as our Chief Executive Officer on November 1, 2005. We granted Mr. Kinney options to purchase 1,250,000 shares of common stock exercisable at $1.00 per share. None of the options will vest within 60 days of March 31, 2006. Mr. Kinney was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter.
(4)	Mr. Screaton was appointed as our Vice President, Finance and Chief Financial Officer on August 25, 2005. On August 25, 2005, we agreed to grant Mr. Screaton options to purchase 400,000 shares of common stock exercisable at exercise prices of $0.50 to $1.00 per share. Mr. Screaton signed a separation agreement with the Company effective on or about May 29, 2006, and no longer holds a position with the Company. See, “Certain Relationships and Related Transactions” for a description of his compensatory arrangements for 2005 and 2006. The Company has since hired Shafiq Ur Rahman as Manager of Finance and Management (Principal Financial and Accounting Officer).
(5)	Mr. Noonan was appointed as our Vice President, Corporate on August 25, 2005. On September 21, 2005, we granted Mr. Noonan options to purchase 600,000 shares of common stock at $1.29 per share, of which 200,000 shares vest on April 30, 2006, 200,000 vest on April 30, 2007 and 200,000 shares vest on April 30, 2008. Includes 10,000 shares of common stock and options to acquire 200,000 shares of common stock vesting on April 30, 2006. Mr. Noonan was appointed Company Secretary effective on or about May 30, 2006.
(6)	Mr. Jobanputra was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter.
(7)	Mr. Baron was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting the first anniversary of the grant and 1/3 vesting each anniversary thereafter. We granted Mr. Baron 600,000 options, effective November 16, 2005, under the terms of an option agreement, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter.
(8)	Mr. Cockcroft was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter.
(9)	Includes 2,000,000 shares of common stock held by Daniel Meyer, excluding stock options which are not exercisable within 60 days of March 31, 2006.
(10)	Includes 3,074,200 shares of common stock held by the Sheikh and 12,222,224 shares of common stock issuable upon conversion of 3,055,556 shares of Series A Preferred Stock held by the shareholder.
(11)	Metage Capital Limited beneficially owns 2,000,000 common shares through Metage Funds Limited, a Cayman Islands investment company, and 2,000,000 common shares through Metage Special Emerging Markets Fund Limited, a Cayman Islands investment company.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company. We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

EQUITY COMPENSATION PLAN INFORMATION

Subsequent to December 31, 2004, we adopted an incentive stock plan for non-U.S. residents on July 26, 2005, and an incentive stock plan for U.S. residents on August 25, 2005. Our stock incentive plan for non-U.S. residents authorizes the issuance of stock options to acquire up to 10% of our issued and outstanding shares of common stock and our stock incentive plan for U.S. residents authorizes the issuance of stock options to acquire up to a maximum of 3,321,600 shares of common stock (less the number of shares issuable upon exercise of options granted by the us under all other stock incentive plans on the date of any grant under the plan).

Adoption of Non-U.S. Stock Option Plan

On July 26, 2005, we adopted, subject to receiving shareholder approval, the Sky Petroleum, Inc. Non-U.S. Stock Option Plan, effective as of April 1, 2005. The Non-U.S. Plan authorizes the issuance of stock options to acquire up to 10% of our issued and outstanding shares of common stock. The purpose of the Non-U.S. Plan is to aid us in retaining and attracting Non-U.S. residents that are capable of enhancing our prospects for future success, to offer such personnel additional incentives to exert maximum efforts for the success of our business, and to afford such personnel an opportunity to acquire a proprietary interest in the company through stock options. Our Board of Directors or our Compensation Committee, if any, will administer the Non-U.S. Plan and determine the terms and conditions under which options to purchase shares of our common stock may be awarded. The term of an option granted under the Non-U.S. Plan cannot exceed seven years and the exercise price for options granted under the Non-U.S. Plan cannot be less than the fair market value of our common stock on the date of grant.

Adoption of 2005 U.S. Stock Incentive Plan

On August 25, 2005, we adopted, subject to receiving shareholder approval, the Sky Petroleum, Inc. 2005 U.S. Stock Incentive Plan for U.S. residents. The U.S. Plan authorizes the issuance of stock options and other awards to acquire up to a maximum of 3,321,600 shares of our common stock (less the number of shares issuable upon exercise of options granted by us under all other stock incentive plans on the date of any grant under the plan). The purpose of the U.S. Plan is to aid the Company in retaining and attracting U.S. personnel capable of enhancing our prospects for future success, to offer such personnel additional incentives to exert maximum efforts for the success of our business, and to afford such personnel an opportunity to acquire a proprietary interest in the company through stock options and other awards. The U.S. Plan provides for the grant of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended), options that are not incentive stock options, stock appreciation rights and various other stock-based grants. Our Board of Directors or a committee thereof, if any, will administer the U.S. Plan and determine the terms and conditions under which options to purchase shares of our common stock or other awards may be granted to eligible participants. The term of an incentive stock option granted under the U.S. Plan cannot exceed ten years and the exercise price for options granted under the U.S. Plan cannot be less than the fair market value of our common stock on the date of grant.

Equity Compensation Plan Information

The following table sets forth information related to our equity compensation plans as of December 31, 2005.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity Compensation	—	—	—
Plans approved by
Security Holders(1)(2)

Equity Compensation	4,250,000	$1.075	1,157,098	(3)
Plans not approved by
Security Holders(1)(2)(4)

Total	4,250,000		1,157,098	(3)

(1)	We have two stock option plans: a stock incentive plan for non-U.S. residents and a stock incentive plan for U.S. residents. Our stock incentive plan for non-U.S. residents authorizes the issuance of stock options to acquire up to 10% of our issued and outstanding shares of common stock and our stock incentive plan for U.S. residents authorizes the issuance of stock options to acquire up to a maximum of 3,321,600 shares of common stock (less the number of shares issuable upon exercise of options granted by the us under all other stock incentive plans on the date of any grant under the plan).
(2)	We intend to submit our incentive stock option plans for shareholder approval at our next annual meeting of shareholders.
(3)	Issuable under our non-U.S. Stock Option Plan.
(4)	We entered into a termination and severance agreement with Mr. Cameron under which we agreed to grant Mr. Cameron 200,000 options outside of our stock option plans exercisable at $1.00 per share, vesting 100,000 options on April 30, 2006 and the balance will vest on April 30, 2007. We granted Mr. Ian Baron 600,000 options, effective November 16, 2005, under the terms of an option agreement outside of our stock option plans, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter.

Subsequent to December 31, 2005, our board of directors approved an amendment to our stock incentive plan for U.S. residents authorizing the issuance of stock options to acquire up to a maximum of 4,657,148 shares of common stock (less the number of shares issuable upon exercise of options granted by us under all other stock incentive plans on the date of any grant under the plan).

For your review, the Plans accompany this proxy statement as Appendix F.

INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANTS

Selected Principal Accountant for Current Year

The Audit Committee has selected Beckstead and Watts LLP to be its Independent Registered Public Accounting Firm for the current year of 2006. This selection is subject to final approval by the Audit Committee. The Audit Committee may exercise its power to select and approve a different principal accountant if the Committee determines it is in the best interests of the Company to do so.

Principal Accountant for Previous Fiscal Year

Beckstead and Watts LLP was the Independent Registered Public Accounting Firm for the Company in 2005. The firm audited the Company’s annual consolidated financial statements for the fiscal years of 2005 and 2004. They also reviewed the Company’s Forms 10-KSB for 2005 and 2004.

Audit Fees

The aggregate fees billed by the Company’s auditors for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements for fiscal 2005 and 2004 and reviews of the consolidated financial statements included in the Company’s Forms 10-KSB for fiscal 2005 and 2004 were $10,750 and $4,250, respectively.

Audit-Related Fees

The aggregate fees billed by the Company’s auditors for any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above for fiscal 2005 and 2004 were $1,500 and $nil, respectively.

Tax Fees

The aggregate fees billed by the Company’s auditors for professional services for tax compliance, tax advice, and tax planning for fiscal 2005 and 2004 were $nil and $nil, respectively.

All Other Fees

The aggregate fees billed by the Company’s auditors for all other non-audit services rendered to the Company, such as attending meetings and other miscellaneous financial consulting, for fiscal 2004 and 2003 were $nil and $nil, respectively.

Other Information

The report of the Board on Audited Financial Statements is printed above under the section titled “Board Committees.” This section discusses the Board’s review and approval of the audited financial statements for the fiscal year ending December 31, 2005.

The Audit Committee has not established pre-approval policies and procedures for the selection and approval of an Independent Registered Public Accounting Firm as the principal accountant to the Company. The engagement of Beckstead and Watts LLP for the prior fiscal years of 2005 and 2004 was subject to prior approval by the Board, acting as the Company’s Audit Committee. Until such time as pre-approval policies and procedures for the selection and approval of an Independent Registered Public Accounting Firm as the principal accountant to the Company are established by the Audit Committee, all engagements for principal accountant are subject to prior approval by the Audit Committee.

To the Company’s knowledge, a representative from Beckstead and Watts LLP will not be present at the Annual Meeting to take questions. Beckstead and Watts LLP will be permitted to make a statement at the Annual Meeting if it so desires.

STOCK PERFORMANCE GRAPH

The performance graph below shows Sky Petroleum, Inc.‘s cumulative total return based on an initial investment of $100 in Sky Petroleum, Inc. common stock, as compared with the S&P 500 Stock Index and the AMEX Oil and Gas Index. The chart shows quarterly performance marks since Sky Petroleum, Inc. stock started trading on the National Association of Securities Dealers Over-the-Counter Bulletin Board on April 1, 2005 through March 31, 2006.(1) This performance chart assumes: (1) $100 was invested on April 1, 2005, in Sky Petroleum Common Stock, in the S&P 500 Stock Index, and in the AMEX Oil and Gas Index; and (2) all dividends are reinvested.

(1)     Sky Petroleum, Inc. stock was previously traded under the corporation’s former names of Flower Valet, Inc. and Seaside Exploration Inc. As the primary business of the company during this prior period was consumer goods and services and not related to oil and gas exploration, comparison of stock performance to the AMEX Oil and Gas Index or other oil and gas exploration companies is irrelevant. Therefore, this chart displays only the stock performance of the company’s stock since the company entered the oil and gas industry.

PROPOSAL 2 — RATIFICATION OF

BOARD SIZE AMENDMENT TO BYLAWS

What am I voting on?

You are voting on a proposal to ratify an amendment of the Company’s bylaws adopted by the Board allowing for an increase in the number of Directors on the Board. The Board adopted the proposed amendment through unanimous written consent on April 19, 2006. The amendment eliminates the language in the by-laws restricting the current Board size to a minimum of one (1) director and a maximum of seven (7) Directors.

Why did the Board adopt the Board Size Amendment?

The Board determined that is was in the best interests of the Company and the stockholders for the Company to list its stock on a major American stock exchange. As part of the requirements for listing with this exchange, the Board must meet certain minimum requirements, including a majority of independent directors on the Board. This amendment will make it easier for the Board to meet these requirements and qualify for listing on the exchange.

What will the bylaws provide if the Board Size Amendment is ratified?

Pursuant to the resolution adopted by the Board, Section 2, Article III of the bylaws will be amended to read as follows:

       “The authorized number of directors shall be no fewer than two (2) persons. The exact number of authorized directors shall be set by resolution of the board of directors.”

This amendment eliminates the current language in the bylaws which limits the minimum number of Directors to one (1) and the maximum number of Directors to seven (7).

How is the size of the Board determined?

If the Board Size Amendment is adopted, the Board will set the size of the Board by resolution of the Board.

How will new Directors be elected?

Pursuant to the bylaws, new Directors created by an expansion of the Board will be appointed by the Board until election of Directors at the next Annual Meeting after the position was created.

The Board of Directors recommends a vote FOR the Board Size Amendment.

PROPOSAL 3 — RATIFICATION OF

THE PLANS AS AMENDED

What am I voting on?

The Company has adopted several stock option plans in order to attract and retain key persons who perform valuable services for the Company. These stock option plans include the Canadian Stock Option Plan, the 2005 U.S. Stock Incentive Plan, the Stock Agreement with Donald C. Cameron, and the Stock Agreement with Ian Baron (collectively, “Plans”).

The Board determined that is was in the best interests of the Company and the stockholders for the Company to list its stock on a major American stock exchange. As part of the requirements for listing with this exchange, the Board must meet certain minimum requirements, including shareholder ratification of certain stock option plans.

This proposal is to ratify the Plans, as amended by the Board, to allow the Company to list its stock on the exchange.

This proposal is also to ratify the stock option agreements with Donald C. Cameron and Ian Baron.

How has the Board amended the Plans?

The Board has deemed it in the best interests of the Company and the stockholders to increase the number of shares of the Company’s Common Stock reserved for issuance under the 2005 U.S. Stock Incentive Plan to 10% of the number of the outstanding Common Stock as of April 19, 2006.

As amended by the Board on April 19, 2006, the U.S. Plan Section 4(a) reads as follows:

“(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 4,657,148 Shares (less the number of Shares issuable upon exercise of options granted by the Company under all other stock incentive plans on the date of any grant under the Plan). Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 4,657,148 Shares (less the number of Shares issuable upon exercise of options granted by the Company under all other stock incentive plans on the date of any grant under the Plan), subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 4,657,148 Shares (less the number of Shares issuable upon exercise of options granted by the Company under all other stock incentive plans on the date of any grant under the Plan), subject to adjustment as provided in Section 4(c) of the Plan.”

Where can I find more information about the U.S. and non-U.S. Stock Option Plans?

This Proxy Statement contains information about the U.S. and non-U.S. Stock Option Plans above under the heading: “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.”

The U.S. and non-U.S. Plans accompany this proxy statement as Appendix F.

What other stock option agreements are being ratified?

The Stock Option Agreement with Donald C. Cameron, in connection with his separation agreement with the Company is also being considered . Under the agreement, we granted Mr. Cameron stock options exercisable to acquire 200,000 shares of common stock at $1.00 per share, which will vest and become exercisable over two years. The first half will vest on April 30, 2006 and the balance will vest on April 30, 2007.

The Stock Option Agreement with Ian Baron in connection with his consulting services to the Company. Effective November 16, 2005, we entered into an option agreement with Mr. Baron, pursuant to which we granted Mr. Baron stock options exercisable to acquire 600,000 shares of common stock at $1.00 per share, vesting 1/3 per year beginning on November 16, 2006 and expiring on the earlier of November 16, 2013 or 90 days after Mr. Baron ceases to be a director or consultant to the corporation.

Both agreements accompany this proxy statement as Appendix G.

The Board recommends a vote FOR the ratification of the Plans, as amended.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

By Order of the Board of Directors, /s/ Michael Noonan ________________________________ Michael Noonan Secretary

Austin, Texas
May 31, 2006

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

SKY PETROLEUM, INC
401 CONGRESS AVENUE
SUITE 1540
AUSTIN TX, 78701

DO NOT PLACE ANY TEXT BELOW MAILING ADDRESS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Sky Petroleum, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Sky Petroleum, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: SKYPE1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SKY PETROLEUM, INC.

The Board of Directors Recommends a Vote "FOR ALL NOMINEES" in Item 1.

Item 1. ELECTION OF DIRECTORS.

NOMINEES:

01. Brent D. Kinney
02. Daniel F. Meyer
03. Karim Jobanputra
04. Ian R. Baron
05. Peter J. Cockcroft
06. Nigel R. McCue
07. Michael D. Noonan

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee's name on the line below.

____

The Board of Directors Recommends a Vote "FOR" Items 2 and 3.

	For	Against	Abstain
Item 2. Board Size Amendment	☐	☐	☐
Item 3. Ratification of Plans, as Amended	☐	☐	☐

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐
<u>HOUSEHOLDING ELECTION</u> - Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF
SKY PETROLEUM, INC.

June 26, 2006

PROXY SOLICITED BY BOARD OF DIRECTORS

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any Item, but the shares will still be counted for the purposes of establishing a quorum at the annual meeting.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and FOR Items 2 and 3 will be voted at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

APPENDIX B

Sky Petroleum, Inc. Audit Committee Charter

I.	PURPOSE

The purpose of the Audit Committee shall be to assist the Board of Directors of the Company in fulfilling its oversight responsibilities with respect to (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal financial controls and audit function and the performance of the independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

II.	COMMITTEE MEMBERSHIP

1.	The Audit Committee shall consist of no fewer than three directors as determined by the Board.

2.	All of the members of the Audit Committee shall meet the applicable independence and experience requirements of the law, including Sarbanes-Oxley, rules promulgated by the Securities and Exchange Commission (the “SEC”), and rules promulgated by the American Stock Exchange (the “AMEX”).

3.	The members and Chairperson of the Audit Committee shall be appointed and may be removed by the Board.

4.	Each member of the Audit Committee shall in the judgment of the Board have the ability to read and understand the Company’s basic financial statements.

5.	One of the members of the Audit Committee shall be an “audit committee financial expert” pursuant to the requirements of the SEC and AMEX.

6.	No director who serves on the audit committee of more than three public corporations other than the Company shall be eligible to serve as a member of the Audit Committee.

III.	EXTERNAL ADVISORS

The Audit Committee shall have authority to engage independent counsel and other advisers as it deems necessary to carry out its duties. The Audit Committee shall also have authority to obtain advice and assistance from any officer or employee of the Company.

IV.	FUNDING

The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the Company’s independent public accountants as well as any other accounting firm engaged to perform audit, review or attest services for the Company, (ii) any independent counsel or other adviser retained by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee shall promptly report to the Board of Directors its engagement of any advisor, including the scope and terms of such engagement.

V.	RESPONSIBILITIES

The Audit Committee shall:

1.	Meet as often as it determines, but not less frequently than as required by the SEC, AMEX or other applicable rule or regulation.

2.	Be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent public accountants and the independent public accountants shall report directly to the Audit Committee.

3.	Ensure receipt of an annual formal written statement from the Company’s independent public accountants delineating all relationships between the independent public accountants and the Company and discuss with the independent public accountants any such relationships that may impact the objectivity and independence of the independent public accountants; and take appropriate action to oversee the independence of the independent public accountants.

4.	Assure the regular rotation of the lead audit partner and the concurring partner every five years (with a five year time-out period after rotation), and the regular rotation of other audit partners engaged in the Annual Audit every seven years (with a two year time-out period after rotation), or as otherwise required by law or the rules of the AMEX;

5.	Be responsible for the preapproval of all audit services and permissible non-audit services to be provided to the Company by the independent public accountants, subject to any exceptions provided in the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder.

6.	Review external and internal audit reports of the Company.

7.	Consult with the independent public accountants, senior management, the internal auditing staff of the Company and such other advisers as the Audit Committee may deem necessary regarding their evaluation of the adequacy of the Company’s “internal controls over financial reporting” and “disclosure controls and procedures” (as such terms are defined by the SEC), and make specific recommendations to the Board of Directors in connection therewith.

8.	Review recommendations made by the independent public accountants and the internal auditing staff of the Company, report to the Board of Directors with respect thereto and with respect to external and internal audit reports of the Company, and take any necessary actions in connection therewith.

9.	Obtain and review annually, prior to the filing of the Company’s Annual Report on Form 10-K, a report from the independent public accountants describing (a) all critical accounting policies and practices used or to be used in the annual audit of the Company’s year-end financial statements (the “Annual Audit”), (b) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants, and (c) other material written communications between the independent public accountants and management, such as any management letter or schedule of unadjusted differences, and discuss with the independent public accountants any material issues raised in such report.

10.	Review and discuss with the independent public accountants and management the Company’s annual audited financial statements (including the MD&A) and recommend to the Board of Directors the inclusion of the Company’s audited financial statements in its Form 10-K.

11.	Review and discuss with the independent public accountants and management the Company’s quarterly unaudited financial statements prior to the publication of the Company’s earnings release and prior to the inclusion of such financial statements (including the MD&A) in the Company’s Form 10-Q.

12.	Prior to the filing of each Form 10-Q and the Form 10-K, be available to discuss with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 and other matters that should be communicated to the Audit Committee under the professional standards of the American Institute of Certified Public Accountants.

13.	Be responsible for the review and oversight of all related-party transactions, as such term is defined by the rules of the AMEX.

14.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, and review periodically with management these procedures and, if appropriate, any significant complaints received, to the extent required by the Act, the rules of the SEC or the AMEX.

15.	Prepare a report to shareholders as required by the SEC and the AMEX.

16.	Review legal and regulatory matters that may have a material impact on the financial statements.

17.	Review periodically the Company’s Code of Ethics and the Company’s program to monitor compliance therewith.

18.	Set clear hiring policies for employees or former employees of the independent public accountants.

19.	Review and reassess the adequacy of this Charter on an annual basis in accordance with applicable SEC and AMEX audit committee requirements.

20.	Review and evaluate at least annually its own performance and effectiveness.

21.	Perform such other duties as the Board of Directors shall from time to time assign to the Audit Committee.

VI.	INVESTIGATIONS AND STUDIES

The Audit Committee may conduct or authorize investigations into or studies of matters within the Audit Committee’s scope of responsibilities as described above, and shall have the authority to retain, at the expense of the Company, independent counsel or other consultants necessary to assist in any such investigation or study.

VII.	LIMITATIONS

While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The Company’s management is principally responsible for Company accounting policies, the preparation of the financial statements and ensuring that the financial statements are prepared in accordance with generally accepted accounting principles. The Company’s independent public accountants are responsible for auditing the Company’s financial statements.

APPENDIX C
Sky Petroleum, Inc.
Nominating and Corporate Governance Committee Charter

I.	PURPOSE

The purpose of the Committee is to (i) identify and recommend to the Board of Directors individuals qualified to be nominated for election to the Board of Directors, (ii) recommend to the Board of Directors the members and Chairperson for each Board committee, (iii) periodically review and assess the Company’s Corporate Governance Principles and the Company’s Code of Ethics and make recommendations for changes thereto to the Board of Directors.

II.	COMMITTEE MEMBERSHIP

7.	The Committee shall consist of no fewer than two directors as determined by the Board of Directors.

8.	All of the members of the Committee shall meet the applicable independence requirements of the law, including Sarbanes-Oxley, rules promulgated by the Securities and Exchange Commission (the “SEC”), and rules promulgated by the American Stock Exchange (the “AMEX”).

9.	The members and Chairperson of the Committee shall be appointed and may be removed by the Board of Directors.

III.	EXTERNAL ADVISORS

The Committee shall have the authority to (i) retain, at the Company’s expense, a search firm and other expert advisors as it deems necessary to fulfill its responsibilities and (ii) determine, on behalf of the Company, the compensation of such advisors.

IV.	NOMINATION RESPONSIBILITIES

The following functions shall be the common, recurring activities of the Committee in carrying out its duties.

1.	The Committee shall lead the Company’s search for individuals qualified to become members of the Board of Directors.

2.	The Committee shall evaluate and recommend to the Board of Directors for nomination candidates for election or reelection as directors.

3.	In the event of a vacancy on the Board of Directors, or if the Committee becomes aware of a pending vacancy and the Board of Director determines that such vacancy shall be filled by the Board of Directors, the Committee shall recommend to the Board of Directors a qualified individual for appointment to the Board of Directors.

4.	The Committee shall establish and oversee appropriate director orientation and continuing education programs.

5.	In assessing the qualification of a candidate, the Committee generally shall observe the following guidelines:

C-1

•	the Committee shall bear in mind any SEC or applicable stock exchange rules on independence and such other factors as it deems advisable.

•	directors shall not be a director, consultant or employee of or to any competitor of the Company.

•	in considering candidates, the Committee shall consider their other obligations and time commitments and their ability to attend meetings in person.

•	to avoid potential conflicts of interest, interlocking directorships will not be allowed. Interlocking directorships shall be deemed to occur if a senior executive officer of the Company serves on the board of or as a trustee of a company or institution that employs one or more directors (i.e., reciprocal directorships).

V.	CORPORATE GOVERNANCE RESPONSIBILITIES

1.	The Committee shall, from time to time, as the Committee deems appropriate, make recommendations to the Board of Directors regarding an appropriate organization and structure for the Board of Directors.

2.	The Committee shall, from time to time, as the Committee deems appropriate, evaluate the size, composition, membership qualifications, scope of authority, responsibilities, reporting obligations and charters of each committee of the Board of Directors.

3.	The Committee shall periodically review and assess the adequacy of the Company’s corporate governance principles as contained in this Charter. Should the Committee deem it appropriate, it may develop and recommend to the Board of Directors for adoption of additional corporate governance principles.

4.	The Committee shall periodically review the Company’s Certificate of Incorporation and Bylaws in light of existing corporate governance trends, and shall recommend any proposed changes for adoption by the Board of Directors or submission by the Board of Directors to the Company’s stockholders.

5.	The Committee may make recommendations on the structure and logistics of board meetings and may recommend matters for consideration by the Board of Directors.

6.	The Committee shall consider, adopt and oversee all processes for evaluating the performance of the Board of Directors, each committee and individual directors.

7.	The Committee shall annually review and assess its own performance.

VI.	GENERAL

1.	The Committee shall perform any other duties or responsibilities delegate to the Committee by the Board of Directors from time to time.

2.	The Committee shall report regularly to the Board of Directors.

C-2

APPENDIX D
Sky Petroleum, Inc.
Compensation Committee Charter

I.	PURPOSE

The Compensation Committee of the Board of Directors assists the Board of Directors of the Company in fulfilling its oversight responsibilities relating to officer and director compensation, succession planning for senior managements, development and retention of senior management, and such other duties as directed by the Board of Directors.

II.	COMMITTEE MEMBERSHIP

10.	The Committee shall consist of no fewer than two directors as determined by the Board of Directors.

11.	Each member of the Committee must (i) be a “non-employee director,” as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any necessary provision thereto, and (ii) meet the independence requirements of the American Stock Exchange (“AMEX”) and applicable state and federal law, including the rules and regulations of the Securities and Exchange Commission (“SEC”).

12.	The members and Chairperson of the Committee shall be appointed and may be removed by the Board of Directors.

III.	EXTERNAL ADVISORS

The Committee has the authority to retain and terminate any consulting firm used to assist in the evaluation of director, chief executive officer or other officer compensation and to retain independent legal or other advisors, in each case as the Committee may deem appropriate, including the authority to approve these firm’s fees and other retention terms.

IV.	RESPONSIBILITIES RELATED TO COMPENSATION

The Committee shall:

1.	Review and approve the Company’s compensation guidelines and structure.

2.	Review and approve on an annual basis the corporate goals and objectives with respect to compensation for the chief executive officer. The Committee will evaluate at least once a year their individual performance in light of these established goals and objectives and based upon these evaluations shall set their annual compensation, including salary, bonus, incentive and equity compensation. No officer may be present when his or her compensation is considered or determined by the Committee.

3.	Review and approve on an annual basis the evaluation process and compensation structure for the Company’s other officers, including salary, bonus, incentive and equity compensation. The Committee will evaluate at least once a year their individual performance in light of these established goals and objectives and, based upon their evaluations, shall set their annual compensation.

D-1

4.	Review the Company’s incentive compensation and other equity-based plans and recommend changes in such plans to the Board of Directors as needed. The Committee may exercise the authority of the Board of Directors with respect to the administration of such plans.

5.	Periodically review and make recommendations to the Board of Directors regarding the compensation of non-management directors, including board and committee retainers, meeting fees, equity-based compensation, and such other forms of compensation and benefits as the Committee may consider appropriate.

6.	Oversee the appointment and removal of executive officers. Review and approve for executive officers, including the chief officer, any employment, severance or change in control agreements.

7.	Approve any loans to employees as allowed by law.

V.	GENERAL RESPONSIBILITIES

The Committee shall:

1.	Regularly report to the Board of Directors on committee matters.

2.	Review and reassess the adequacy of this Charter annually and propose to the Board of Directors any changes to the Charter.

3.	Prepare a report of the Committee on executive compensation in accordance with SEC requirements to be included in the Company’s annual proxy statement.

4.	Annually assess the Committee’s performance.

5.	Perform such other functions assigned by law, AMEX requirements, the Company’s Charter or bylaws or the Board of Directors.

D-2

APPENDIX E
CODE OF BUSINESS CONDUCT AND ETHICS
FOR
DIRECTORS, OFFICERS AND EMPLOYEES
OF
SKY PETROLEUM, INC.

        Sky Petroleum, Inc. (the “Company “) is committed to the highest standards of legal and ethical business conduct. This Code of Business Conduct and Ethics (the “Code”) summarizes the legal, ethical and regulatory standards that the Company must follow and is a reminder to our directors, officers and employees, of the seriousness of that commitment. Compliance with this Code and high standards of business conduct is mandatory for every employee of the Company.

Introduction

        Our business is becoming increasingly complex in terms of the geographies in which we function and the laws with which we must comply. To help our directors, officers and employees understand what is expected of them and to carry out their responsibilities, we have created this Code of Business Conduct and Ethics. Our [Designate an Ethics Officer] will have the primary responsibility of overseeing adherence to the Code.

        This Code is not intended to be a comprehensive guide to all of our policies or to all your responsibilities under law or regulation. It provides general parameters to help you resolve the ethical and legal issues you encounter in conducting our business. Think of this Code as a guideline, or a minimum requirement, that must always be followed. If you have any questions about anything in the Code or appropriate actions in light of the Code, you may contact the Company’s [Designate an Ethics Officer] or the Chairman of the Audit Committee.

        We expect each of our directors, officers and employees to read and become familiar with the ethical standards described in this Code and to affirm your agreement to adhere to these standards by signing the Compliance Certificate that appears at the end of this Code. Violations of the law, our corporate policies, or this Code may lead to disciplinary action, including dismissal.

We  Insist on Honest and Ethical Conduct By All of Our Directors, Officers, Employees and Other Representatives

        We have built our business based on quality employees and representatives who adhere to the very highest standards of honesty, ethics and fairness in our dealings with all of our business contacts. We place the highest value on the integrity of our directors, our officers and our employees and demand this level of integrity in all our dealings. We insist on not only ethical dealings with others, but on the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

Fair Dealing

        Directors, officers and employees are required to deal honestly and fairly with our business partners, suppliers, competitors and other third parties.

        In our dealings with business partners, suppliers, competitors and other third parties, we:

•	Prohibit bribes, kickbacks or any other form of improper payment, direct or indirect, to any representative of government, labor union, supplier or other business partner in order to obtain a contract, some other commercial benefit or government action;

•	Prohibit our directors, officers and employees from accepting any bribe, kickback or improper payment from anyone;

•	Prohibit gifts or favors of more than nominal value to or from our customers or suppliers;

•	Limit marketing and client entertainment expenditures to those that are necessary, prudent, job-related and consistent with our policies;

•	Require clear and precise communication in our contracts, our advertising, our literature, and our other public statements and seek to eliminate misstatement of fact or misleading impressions;

•	Protect all proprietary data our customers or suppliers provide to us as reflected in our agreements with them; and

•	Prohibit our representatives from otherwise taking unfair advantage of our customers or suppliers, or other third parties, through manipulation, concealment, abuse of privileged information or any other unfair-dealing practice.

Conflicts of Interest; Corporate Opportunities

        Our directors, officers and employees should not be involved in any activity that creates or gives the appearance of a conflict of interest between their personal interests and the interests of the Company. In particular, without the specific permission of our [Designate an Ethics Officer] or our Board of Directors (including contracts approved by our Board of Directors), no director, officer or employee, or a member of his or her family shall:

•	Be a consultant to, or a director, officer or employee of, or otherwise operate an outside business that:

>	Is in competition with our current or potential business goals and objectives;

>	Supplies products or services to the Company; or

>	Has any financial interest, including significant stock ownership, in any entity with which we do business that might create or give the appearance of a conflict of interest;

•	Seek or accept any personal loan or services from any entity with which we do business, except from financial institutions or service providers offering similar loans or services to third parties under similar terms in the ordinary course of their respective businesses;

•	Be a consultant to, or a director, officer or employee of, or otherwise operate an outside business if the demands of the outside business would interfere with the director’s, officer’s or employee’s responsibilities to us, (if in doubt, consult your supervisor or [Designate an Ethics Officer] );

•	Accept any personal loan or guarantee of obligations from the Company, except to the extent such arrangements are legally permissible; or

•	Conduct business on behalf of the Company with immediate family members, which include spouses, children, parents, siblings and persons sharing the same home whether or not legal relatives.

        Directors, officers, and employees must immediately notify [Designate an Ethics Officer] or the Chair of our Audit Committee of the existence of any actual or potential conflict of interest. The circumstances will be reviewed for a decision on whether a conflict of interest is present, and if so, what course of action is to be taken.

Confidentiality and Corporate Assets

        Our directors, officers and employees are entrusted with our confidential information and with the confidential information of our business partners. This information may include (1) technical or scientific information about current and future projects or endeavors, (2) business or marketing plans or projections, (3) earnings and other internal financial data, (4) personnel information, (5) lists of current, past and potential business partners and (6) other non-public information that, if disclosed, might be of use to our competitors, or harmful to our business partners. This information is our property, or the property of our business partners, and in many cases was developed at great expense. Unless authorized by written approval or required by applicable law, our directors, officers and employees shall not:

•	Discuss confidential information with or in the presence of any unauthorized persons, including family members and friends;

•	Use confidential information for illegitimate business purposes or for personal gain;

•	Disclose confidential information to unauthorized third parties; and

•	Use the Company property or resources for any personal benefit or the personal benefit of anyone else. The Company property includes, without limitation, the Company’s internet, email, and voicemail services, which should be used only for business related activities, and which may be monitored by the Company at any time without notice.

We Provide Full, Fair, Accurate, Timely and Understandable Disclosure

        We are committed to providing our stockholders and investors with full, fair, accurate, timely and understandable disclosure in the reports that we file with the Securities and Exchange Commission. To this end, our directors, officers and employees shall:

•	Not make false or misleading entries in our books and records for any reason;

•	Not condone any undisclosed or unrecorded bank accounts or assets established for any purpose;

•	Comply with generally accepted accounting principles at all times;

•	Notify our Chief Financial Officer if there is an unreported transaction;

•	Maintain a system of internal accounting controls that will provide reasonable assurances to management that all transactions are properly recorded;

•	Maintain books and records that accurately and fairly reflect our transactions;

•	Prohibit the establishment of any undisclosed or unrecorded funds or assets;

•	Maintain a system of internal controls that will provide reasonable assurances to our management that material information about the Company is made known to management, particularly during the periods in which our periodic reports are being prepared;

•	Present information in a clear and orderly manner and avoid the use of unnecessary legal and financial language in our periodic reports; and

•	Not communicate to the public any nonpublic information except through, or as approved by, our Chief Financial Officer or Chief Executive Officer.

We Comply With all Laws, Rules and Regulations

        We will comply with all laws and governmental regulations that are applicable to our activities, and expect all our directors, officers and employees to obey the law. Specifically, we are committed to:

•	Maintaining a safe and healthy work environment;

•	Promoting a workplace that is free from discrimination or harassment based on race, color, religion, sex, age, national origin, disability or other factors that are unrelated to the Company’s business interests;

•	Supporting fair competition and laws prohibiting restraints of trade and other unfair trade practices;

•	Conducting our activities in full compliance with all applicable environmental laws;

•	Keeping the political activities of our directors, officers and employees separate from our business;

•	Prohibiting any illegal payments, gifts, or gratuities to any government officials or political party;

•	Prohibiting the unauthorized use, reproduction, or distribution of any third party's trade secrets, copyrighted information or confidential information;

•	Complying with all applicable state and federal securities laws or any provisions of applicable state or federal law relating to fraud against stockholders; and

•	Not tolerating any behavior that could constitute securities fraud, mail fraud, bank fraud, or wire fraud.

        Our directors, officers and employees are prohibited from trading our securities while in possession of material, nonpublic (“inside”) information about the Company. Our Insider Trading Policy describes the nature of inside information and the related restrictions on trading.

REPORTING AND EFFECT OF VIOLATIONS

        Compliance with the Code is, first and foremost, the individual responsibility of every director, officer and employee. We attempt to foster a work environment in which ethical issues and concerns may be raised and discussed with supervisors or with others without the fear of retribution. It is our responsibility to provide a system of reporting and access when you wish to report a suspected violation, or to seek counseling, and the normal chain of command cannot, for whatever reason, be used.

Administration

        Our Board of Directors and Audit Committee have established the standards of business conduct contained in this Code and oversee compliance with this Code. They have also charged the [Designate an Ethics Officer] ensure adherence to the Code. While serving in this capacity, the [Designate an Ethics Officer] reports directly to the Board of Directors.

        Training on this code will be included in the orientation of new employees and provided to existing directors, officers, and employees on an on-going basis. To ensure familiarity with the Code, directors, officers, and employees will be asked to read the Code and sign a Compliance Certificate annually.

Reporting Violations and Questions

        Directors, officers, and employees must report, in person or in writing, any known or suspected violations of laws, governmental regulations or the Code, to either the [Designate an Ethics Officer] or the Chairman of the Audit Committee of our Board of Directors. Additionally, directors, officers, and employees may contact the [Designate an Ethics Officer] or the Chairman of the Audit Committee with a question or concern about the Code or a business practice. Any questions or violation reports will be addressed immediately and seriously, and can be made anonymously. If you feel uncomfortable reporting suspected violations to these individuals, you may report matters to Dorsey & Whitney LLP, our outside counsel. The address and telephone number of these individuals are listed in the attachment to the Code.

        It is not sufficient to report a suspected violation of the Code to a co-worker or to any person other than one of the individuals designated above.

        Upon receipt of a complaint under the Code, the Company will investigate the complaint and will involve agencies and resources outside the Company if and/or when such outside involvement appears advisable or necessary. The report and investigation will be kept confidential to the extent consistent with the need for a thorough investigation and response and taking into consideration the Company’s disclosure obligations and requirements.

Consequences of a Violation

        If it is determined that a director, officer or employee of the Company has violated the Code, the Company will take appropriate action including, but not limited to, disciplinary action, up to and including termination of employment. If it is determined that a non-employee (including any consultant, contractor, subcontractor, or other agent) has violated the Code, the Company will take appropriate corrective action, which could include severing the consultant, contractor, subcontractor, or agency relationship. In either event, the Company will take necessary corrective action reasonably calculated to address and to correct the alleged violation.

        We will not allow any retaliation against a director, officer or employee who acts in good faith in reporting any violation.

        The Company is committed to maintaining an environment in which people feel free to report all suspected incidents of inaccurate financial reporting or fraud. No retaliatory action will be taken against any person who reports any conduct which he or she reasonably believes may violate the Code. In addition, no retaliatory action will be taken against any individual who in good faith assists or participates in an investigation, proceeding, or hearing relating to a complaint about the Company’s auditing or financial disclosures, or who files, causes to be filed, testifies, otherwise assists in such a proceeding against the Company.

REPORTING CONTACTS

Reporting Contacts:

Name:     ________________________________
Address:   _______________________________
_______________________________________
_______________________________________
Phone:     ________________________________
E-mail: _________________________________

The Chair of our Audit Committee:
Name:     ________________________________
Address:   _______________________________
_______________________________________
_______________________________________
Phone:     ________________________________
E-mail: _________________________________

Additional Reporting Contact:

Our Outside Counsel:

Kenneth G. Sam , Esq.
Dorsey & Whitney LLP
Republic Plaza Building
370 Seventeenth Street, Suite 4700
Denver, CO 80202-5647
Direct: 303-629-3445
Main: 303-629-3400
Fax: 303-629-3450
E-mail: sam.Kenneth@dorsey.com

COMPLIANCE CERTIFICATE

        I have read and understand the Code of Business Conduct and Ethics (the “Code”) of Sky Petroleum, Inc. (the “Company”). I will adhere in all respects to the ethical standards described in the Code. I further confirm my understanding that any violation of the Code will subject me to appropriate disciplinary action, which may include demotion or discharge.

        I certify to the Company that I am not in violation of the Code, unless I have noted such violation in a signed Statement of Exceptions attached to this Compliance Certificate.

Date: _______________________________	Name: ___________________________________ Title/Position: _____________________________

Check one of the following:

    A Statement of Exceptions is attached.
   No Statement of Exceptions is attached.

APPENDIX F

SKY PETROLEUM, INC.
(the “Corporation”)

Non-U.S. Stock Option Plan

1.     Purpose

                The purpose of this stock option plan (the “Plan”) is to provide an incentive, in the form of a proprietary interest in the Corporation, to Canadian resident officers, directors, Consultants (as defined below) and employees of the Corporation or its subsidiaries who are in a position to contribute materially to the successful operation of the business of the Corporation, to increase their interest in the Corporation’s welfare and to provide a means through which the Corporation can attract and retain service providers of outstanding abilities.

2.     Administration

                The Plan shall be administered by the board of directors (the “Board”) of the Corporation or a compensation committee of the Board if so authorized by the Board. The Board may from time to time make grants of options (“Options”) to acquire common shares (“Common Shares”) in the capital of the Corporation, subject to the terms of the Plan, to such eligible persons and with respect to such number of Common Shares as the Board, in its sole discretion, may determine.

                Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan and the grants made under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The Board may correct any defect, supply any omission and reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall be deemed desirable to carry it into effect. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive.

3.     Shares Subject to the Plan

                Subject to section 10 hereof, the maximum number of Common Shares with respect to which Options may be granted from time to time pursuant to the Plan (“Optioned Shares”) shall not exceed 10.00% or such greater number as determined by the Board, and approved, if required, by the shareholders of the Corporation and by any relevant stock exchange, not exceeding the maximum number of shares permitted under the rules of any stock exchange or other regulatory body having jurisdiction of the number of Common Shares outstanding including for the purposes of this section only, those Common Shares issuable upon the exercise of any warrants of the Corporation outstanding from time to time and the aggregate number of Optioned Shares so reserved for issuance to any one person must not exceed 5.00% of the Common Shares outstanding. Common Shares in respect of which options are not exercised shall be available for the granting of subsequent options.

4.     Eligibility

                Officers, directors and employees of the Corporation or its subsidiaries and Consultants (defined as an individual or a company wholly-owned by individuals who provide ongoing consulting services to the Corporation or an affiliate of the Corporation under a written contract; possess technical, business or management expertise of value to the Corporation or an affiliate of the Corporation; spend a significant amount of time and attention on the business and affairs of the Corporation or an affiliate of the Corporation; and have a relationship with the Corporation or an affiliate of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation) shall be eligible to be selected for grants of Options under the Plan, any such officer, director, employee or Consultant so selected and granted Options being referred to as a “Participant” for the purposes of the Plan. No officer, director or employee of the Corporation or its subsidiaries and no Consultant shall be entitled, as a matter of right, to receive Options under the Plan merely by virtue of such officer’s, director’s, employee’s or Consultant’s position with the Corporation or any of its subsidiaries. Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall as such confer on any Participant the right to continue as an officer, director, employee or Consultant of the Corporation or of or any of its subsidiaries. Neither absence nor leave, if approved by the Corporation, nor any transfer of employment between the Corporation and its subsidiaries shall be considered an interruption or termination of the employment of a Participant for any purpose of the Plan.

5.     Granting of Options

                Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions:

(a)	Price

(i)	The exercise price per Common Share of each Option shall be not less than the fair market value of the Common Shares on the trading day immediately preceding the date on which the Option is granted.

(ii)	The fair market value shall be the closing price (the “Closing Price”) of the Common Shares on the OTC Bulletin Board or such other exchange upon which the Common Shares may be listed and posted for trading (the “Exchange”) on the trading day immediately preceding the date (the “Date of Grant”) on which the Option is granted or, if there is no sale on such date, then the Closing Price on the Exchange on the last previous day on which a sale is reported. If at the Date of Grant the Common Shares are not traded on a published exchange, then the fair market value shall be the price determined by the Board, in its sole discretion.

(b)	Terms of Options

(i)	The term during which, and the date or dates when, each Option may be exercised shall be determined by the Board, but in no event shall an Option be exercisable in whole or in part more than 7 years from the Date of Grant subject to the rules and any stock exchange or regulatory body having jurisdiction. All rights to purchase pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Board or upon the seventh anniversary of the Date of Grant, whichever is sooner.

(ii)	All Options which remain unexercised upon termination or expiry shall revert to the Plan and shall be included in the total number of Optioned Shares available for issuance under the Plan. Optioned Shares may be purchased in whole or in part at any time after such Optioned Shares become purchasable. The Board may, in its sole discretion, accelerate the time at which any Option may be exercised in whole or in part.

(iii)	Each Option shall, among other things, contain provisions to the effect that the Option shall be personal to the Participant and shall not be assignable, mortgaged, pledged, hypothecated or otherwise dealt with in any manner whatsoever, other than to or with the Corporation.

(c)	Vesting

The Board may, in its sole discretion, determine the time during which options shall vest and the method of vesting, or that no vesting restriction shall exist. Unless otherwise determined by the Board, one-third of the Option shall be exercisable on each of the first, second and third anniversary dates of the Date of Grant.

(d)	Ceasing to be a Participant

(i)	If a Participant ceases to be a director, officer or employee of the Corporation and its subsidiaries or ceases to be a Consultant for any reason (excluding death, disability and termination of employment by the Corporation or any subsidiary for cause), then such Participant may, but only within a period of one year following such cessation (or such later date as the Board may, in its discretion determine), and in no event after the expiration date of such Participant’s Option, exercise such Participant’s Option to the extent that such Participant was entitled to exercise such Option at the date of such cessation.

(ii)	If the employment of a Participant to whom an Option was granted is terminated for cause, then all of the rights under any Option granted to such Participant, whether or not vested, shall expire immediately upon the giving to the Participant of notice of such termination, unless otherwise determined by the Board.

(iii)	In the event of the death of a Participant, the Participant’s legal representative may, but only to the extent such Participant was entitled to exercise such Option immediately prior to his death, exercise such Option at any time within a period of one year immediately succeeding the date of death, but in no event beyond the expiration of such Option.

(iv)	If a Participant ceases to be a director, officer or employee of the Corporation and its subsidiaries or ceases to be a Consultant by reason of disability, then such Participant may, but only within the period of one year immediately succeeding such cessation and in no event after the expiration date of such Option, exercise such Option to the extent that such Participant was entitled to exercise such Option at the date of such cessation.

(v)	At the time of grant, the Board may impose additional restrictions on the exercise of an Option if the Participant ceases to be a director, officer or employee of the Corporation and its subsidiaries or ceases to be a Consultant.

6.     Exercise of Option

                To exercise an Option, the Participant shall give written notice to the Corporation in form satisfactory to the Board, together with full payment of the exercise price. Payment shall be made in either cash, certified cheque or bank draft.

7.     Crtificate of Grant

                Each Participant shall receive a certificate of grant from the Corporation which shall contain such provisions, consistent with the provisions of the Plan, as may be established from time to time by the Board.

8.     Transferability or Assignability of Grants

                No grant of Options under the Plan shall be transferable or assignable by a Participant, otherwise than by will or the laws of descent and distribution, during the lifetime of the Participant and such grants may be exercised only by the Participant or the Participant’s legal representative.

9.     Listing and Registration

                Each grant of Options shall be subject to the requirement that, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Common Shares subject to such grant upon any Exchange or under any provincial or federal law, or the consent or approval of any governmental or regulatory body or the shareholders of the Corporation, is necessary or desirable as a condition of, or in connection with, such grant or the issue or purchase of Common Shares thereunder, then no such grant may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected and obtained free of any conditions not acceptable to the Board.

10.   Adjustment of and Changes in Shares of the Corporation

                In the event of a reorganization, recapitalization, change of shares, share split, spin-off, stock dividend, merger, arrangement, consolidation, rights offering, or reclassification, subdivision or combination of shares, or any other changes in the corporate structure or shares of the Corporation, the Board shall make such adjustments as it deems appropriate in the number and kind of shares authorized by the Plan, in the number and kind of shares covered by grants made under the Plan and in the purchase prices of outstanding Options.

11.    Change of Control

                Regardless of whether or not a vesting requirement is otherwise in place, all Options granted under the Plan may be exercised, as to all or any of the Optioned Shares in respect of which such Options have not previously been exercised, by the Participants immediately upon a Change of Control, and the Corporation shall use its reasonable efforts to provide at least 10 days’ advance notice of a Change of Control (to the extent that the Corporation has received notice of such event) to any Participant holding an Option which has not yet fully vested. A “Change of Control” means any of the following events:

(a)	the acquisition of:

(i)	shares of the Corporation, and/or

(ii)	securities convertible into, exercisable for or carrying the right to purchase shares of the Corporation (“Convertible Securities”), as a result of which a person, group of persons or persons acting jointly or in concert, or persons associated or affiliated within the meaning of the Nevada Business Corporations Act with any such person, group of persons or any of such persons (collectively “Acquirors”), beneficially own shares of the Corporation or convertible securities such that, assuming only the conversion or exercise of Convertible Securities beneficially owned by the Acquirors, the Acquirors would beneficially own shares which would entitle them to cast more than 50% of the votes attaching to all shares in the capital of the Corporation which may be cast to elect directors of the Corporation; or

(b)	approval by the shareholders of the Corporation of and subsequent effectiveness for:

(i)	an amalgamation, arrangement, merger or other consolidation of the Corporation with another corporation pursuant to which the shareholders of the Corporation immediately prior thereto do not immediately thereafter own shares of the successor continuing corporation which entitle them to cast more than 50% of the votes attaching to all shares in the capital of the successor or continuing corporation which may be cast to elect directors of that corporation,

(ii)	a liquidation, dissolution or winding-up of the Corporation, or

(iii)	a sale, lease or other disposition of all or substantially all of the assets of the Corporation.

12.    No Rights of Shareholders

                Neither the Participant nor any personal representative shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any Common Shares purchasable upon the exercise of any Option in whole or in part, unless and until such Option has been duly exercised.

13.    Amendment and Termination

                The Plan, subject to Exchange approval where required, may be amended by the Board as it shall deem advisable to conform to any change in the law or regulation applicable thereto or in any other respect which the Board may deem to be in the best interest of the Corporation; provided, however, that the Board may not, without the authorization and approval of the shareholders of the Corporation, increase the total number of securities which may be issued under the Plan.

                The Board may, in its discretion, terminate, or fix a date for the termination of, the Plan. No such termination shall affect any grants theretofore made which have neither expired nor been terminated. Unless previously terminated, the Plan shall terminate on March 31, 2015, and no Option shall be granted under the Plan after such date.

14.    Effective Date of Plan

                The Board created the Plan effective April 1, 2005.

SCHEDULE A to a stock option plan of Sky Petroleum, Inc. effective •, 2005.

SKY PETROLEUM, INC.
(the “Corporation”)
STOCK OPTION PLAN
Certificate of Grant

______________________ Number of Certificate •	______________________ Number of Common Shares Under Option •

                This certifies that • [grantee] has been granted an option (the “Option”) pursuant to the stock option plan (the “Plan”) of the Corporation which was effective April 1, 2005 to purchase • common shares (the “Option Shares”) of the Corporation at a price of $• per share subject to the provisions of the Plan, which provisions are incorporated herein by reference. The Option Shares covered by this certificate are exclusive of any other common shares in the capital of the Corporation which may have been the subject of a previous grant of an option to the same grantee.

                The terms of the Option commence •, 200• and shall end at the close of business on•, 200• unless sooner ended under the provisions of the Plan.

            The Option vests on •.

                The Option is subject to the approval of the applicable regulatory authorities and shall not be exercisable until such approval is obtained.

                Dated as of this • day of •, 200•.

________________________________________
• [director or officer]

SKY PETROLEUM, INC.
2005 U.S. STOCK INCENTIVE PLAN
AUGUST 25, 2005

Section 1.   Purpose

                The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2.    Definitions

                As used in the Plan, the following terms shall have the meanings set forth below:

                (a)     “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

                (b)     “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

                (c)     “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

                 (d)     “Board” shall mean the Board of Directors of the Company.

                (e)     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

                (f)     “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director.”

                 (g)     “Company” shall mean Sky Petroleum, Inc., a Nevada corporation, and any successor corporation.

                 (h)     “Director” shall mean a member of the Board, including any Non-Employee Director.

                (i)     “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

                (j)     “Eligible Person” shall mean any employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an

Eligible Person; provided, however, that such definition shall not include any employee, officer, consultant, independent contractor or director who is a resident of Canada.

                (k)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

                (l)     “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the National Association of Securities Dealers Over the Counter Bulletin Board or the primary market for the Company’s Shares (“Primary Market”), the average of the high and low sales price of one Share as reported on the Primary Market on such date or, if the Primary Market is not open for trading on such date, on the most recent preceding date when it is open for trading.

                (m)     “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

                (n)     “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code.

                (o)     “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

                (p)     “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                (q)     “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

                (r)     “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

                (s)     “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

                (t)     “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

                (u)     “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

                (v)     “Plan” shall mean the Sky Petroleum 2005 U.S. Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

                (w)     “Reload Option” shall mean any Option granted under Section 6(a)(v) of the Plan.

                (x)     “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

                (y)     “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

                (z)     “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

                 (aa) “Securities Act” shall mean the Securities Act of 1933, as amended.

                (bb)     “Share” or “Shares” shall mean a share or shares of common stock of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

                (cc)     “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.    Administration

                (a)    Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee (provided, however, that the par value of any Shares and Restricted Stock shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof prior to their issuance); (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

                (b)    Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.    Shares Available for Awards

                (a)    Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 3,321,600 Shares (less the number of Shares issuable upon exercise of options granted by the Company under all other stock incentive plans on the date of any grant under the Plan). Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 3,321,600 Shares (less the number of Shares issuable upon exercise of options granted by the Company under all other stock incentive plans on the date of any grant under the Plan), subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 3,321,600 Shares (less the number of Shares issuable upon exercise of options granted by the Company under all other stock incentive plans on the date of any grant under the Plan), subject to adjustment as provided in Section 4(c) of the Plan.

                (b)    Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including Shares tendered in connection with the grant of a Reload Option, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

                (c)    Adjustments.        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of thebenefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

                (d)    Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than3,321,600 Shares (less the number of Shares issuable upon exercise of options granted by the Company under all other stock incentive plans on the date of any grant under the Plan and subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 5.    Eligibility

                Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.   Awards

            (a)        Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(v) Reload Options. The Committee may grant Reload Options, separately or together with another Option and subject to the terms and conditions established by the Committee, pursuant to which the Participant would be granted a new Non-Qualified Stock Option when the payment of the exercise price of a previously granted option for common stock is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Non-Qualified Stock Option would be a Non-Qualified Stock Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to options previously granted under the Plan or any other stock option plan of the Company or any Affiliate or may be granted in connection with any option granted under the Plan or any other stock option plan of the Company or any Affiliate at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Non-Qualified Stock Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Non-Qualified Stock Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

                (b)    Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

                (c)    Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

            (d)            Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

            (e)            Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

            (f)            Other Stock Grants.  The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

            (g)            Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

            (h)            General.

(i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Term of Awards. Subject to Section 6(a)(iv)(C), the term of each Award shall be for such period as may be determined by the Committee.

(vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii) Prohibition on Option Repricing. Except as provided in Section 4(c) hereof, no Option may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with an Option or Options having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with Generally Accepted Accounting Principles.

Section 7.   Amendment and Termination; Adjustments

            (a)            Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

(ii) causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii) increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b)(ii) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 3(a)(v) of the Plan; or

(v) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

                (b)            Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Award in such a manner as to cause such Award not to constitute “qualified performance based compensation” within the meaning of Section 162(m) of the Code.

                (c)            Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.   Income Tax Withholding

                In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations). The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.    General Provisions

                (a)    No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

                (b)    Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

                (c)    Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

                (d)    No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

                (e)    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                (f)    No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or us giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

                (g)    Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Nevada.

                (h)    Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

                (i)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                (j)    Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

                (k)    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                (l)    Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                (m)    Section 16 Compliance; Section 162(m) Administration.   The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to

Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

                (n)    Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10.    Effective Date of the Plan

                The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will be terminated and all Awards granted under the Plan will be terminated and deemed null and void, provided, however, that with respect to any Shares (including Shares of Restricted Stock) issued under the Plan prior to such termination, the Plan shall be deemed to be effective.

Section 11.    Term of the Plan

                No Award shall be granted under the Plan after ten years from earlier of date of adoption of Plan by Board or date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

APPENDIX G
STOCK OPTION AGREEMENT

        THIS STOCK OPTION AGREEMENT is entered into as of the 10th day of November, 2005 (“Date of Grant”) between DONALD C. CAMERON (the “Optionee”), and SKY PETROLEUM, INC., a Nevada corporation (“Sky” or “Company”).

        WHEREAS, the Optionee and the Company have entered into a Separation Agreement and Full and Final Release of Claims (“Separation Agreement”) dated as of the date hereof, under which the Company has agreed to grant the Optionee stock options exercisable to acquire 200,000 shares of the Company’s Common Stock at $1.00 per share, vesting and exercisable over a two year period (the “Options”);

        WHERES, theBoard of Directors of the Company (the “Board”) has determined that it is in the best interest of the Company and its shareholders to enter into the Separation Agreement and to grant the Optionee the Options;

        WHEREAS, the Board has authorized the grant to the Optionee of Options;

        WHEREAS, the Optionee has agreed to accept the Options as partial consideration for the covenants and releases set forth in the Settlement Agreement; and

        WHEREAS, the Options are intended to be Non-Qualified Stock Options not intended to qualify as “Incentive Stock Options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”);

        NOW, THEREFORE, the Company and the Optionee agree as follows:

        1.        Option Grant. The Company hereby grants to the Optionee the option to purchase, upon the terms and conditions set forth herein, the Option to purchase 200,000 shares of Common Stock of the Company at an exercise price of US$1.00 per share.

        2.        Vesting and Termination Schedule. The Options shall vest and shall be fully exercisable as follows:

(a)	Options exercisable to acquire 100,000 shares of Common Stock of the Company shall vest on April 30, 2006 and terminate on April 30, 2008; and

(b)	Options exercisable to acquire 100,000 shares of Common Stock of the Company shall vest on April 30, 2007 and terminate on April 30, 2009.

        The vesting of one or more outstanding Options may be accelerated by the Board at such times and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described in Sections 5 and 7 below.

        3.        Options not Transferable. Unless otherwise specified in this Agreement or by the Board, this Option and the rights and privileges conferred by this Agreement may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Agreement contrary to the provisions hereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by this Agreement, such Option shall thereupon terminate and become null and void.

        4.        Termination of Advisory Efforts and Options. Vested Options shall terminate and be null and void, to the extent not previously exercised, two (2) years after the vesting date.

        5.        Distributions, Reorganization or Liquidation. In the case of any unit distribution, unit split, liquidation or like change in the nature of Common Stock covered by this Agreement, the number of Common Stock and exercise price shall be proportionately adjusted as set forth below.

        (a)        If (i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations thereunder; (ii) the Company shall declare a distribution payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the Board shall, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock and/or the exercise price per Common Stock so as to preserve the rights of the Optionee substantially proportionate to the rights of the Optionee prior to such event, and to the extent such action shall include an increase or decrease in the number of Common Stock subject to outstanding options, the number of Common Stock available under this Agreement shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Board, the Company or the Company’s shareholders.

        (b)        If the Company is liquidated or dissolved, the Board shall allow the Optionee to exercise all or any part of the unvested portion of the Options held by him; provided, however, that such Options must be exercised prior to the effective date of such liquidation or dissolution. If the Optionee does not exercise his Options prior to such effective date, each outstanding option shall terminate as of the effective date of the liquidation or dissolution.

        6.        Exercise of Option. The Options shall be exercisable, in whole or in part, at any time after vesting, until termination; provided, however, if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to the Common Stock, he shall be precluded from selling or transferring any Common Stock or other security underlying an Option during the six (6) months immediately following the grant of that Option. If less than all of the shares of Common Stock included in the vested portion of the Options are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term.

        Each exercise of the Option shall be by means of delivery of a notice of election to exercise (which may be in the form attached hereto as Exhibit A) to the Chief Executive Officer of the Company at its principal executive office, specifying the number of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier’s check in the amount of the full exercise price for the Common Stock to be purchased. During the lifetime of the Optionee, the Options are exercisable only by the Optionee.

        7.        Change in Control.

        (a)         Any and all Options that are outstanding hereunder for at least six (6) months at the time of occurrence of any of the events (a “Change in Control”) described in Subparagraphs (i), (ii), and (iii) below (each an “Eligible Option”) shall become immediately vested and fully exercisable for the periods indicated (each such exercise period referred to as an “Acceleration Window”):

(i)	For a period of forty-five (45) days beginning on the day on which any “Person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than a shareholder of the Company on the date of this Agreement, the Company, any subsidiary or employee benefit plan of the Company including any trustee of such plan acting as trustee) together with all Affiliates and Associates of such Person, becomes, after the date of this Agreement, the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the limited liability company interests then outstanding;

(ii)	Beginning on the date that a tender or exchange offer for all of the Common Stock of the Company by any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan) is first published or sent or given within the meaning of Rule 14d-2 under the Exchange Act and continuing so long as such offer remains open (including any extensions or renewals of such offer), unless by the terms of such offer the offeror, upon consummation thereof, would be the Beneficial Owner of less than fifty percent (50%) of the limited liability company interests then outstanding;

(iii)	For a period of twenty (20) days beginning on the day on which the shareholders of the Company duly approve any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than fifty percent (50%) of the outstanding shares of Common Stock into securities of any entity, or cash, or property, or a combination of any of the foregoing; provided, that the holder has agreed in writing to waive his rights, if any, arising under Section 5 above in connection with the completion of the any of the transactions described in this clause.

Provided, however, that with respect to the event specified in Subparagraph (i) above, such accelerated vesting shall not occur if the event that would trigger the accelerated vesting of Eligible Options has received the prior approval by the affirmative vote of a majority of all of the members of the Board, excluding for such purposes the votes of managers who are managers or officers of, or have a material financial interest in, any entity (other than the Company) who is party to the event specified in Subparagraph (ii) above.

        (b)        The exercisability of any Eligible Option that remains unexercised following expiration of an Acceleration Window shall be governed by the vesting schedule and other terms of this Agreement.

        8.       Professional Advice. The acceptance of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Options for the Common Stock.

        9.       No Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to any units covered by the Options until the Optionee becomes a record holder of such units, irrespective of whether the Optionee has given notice of exercise. Subject to the provisions of Sections 6 and 8 hereof, no rights shall accrue to the Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Optionee becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether the Optionee has given notice of exercise.

        10.       Securities Regulation and Withholding.

        (a)        Neither the Options nor the shares of Common Stock issuable upon exercise of the Options have been or will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and the offer and sale of such securities is being made pursuant to an exemption from the registration requirements of the Securities Act. The Common Stock shall not be issued with respect to the Options unless the exercise of the Options and the issuance and delivery of such Common Stock shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such units. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Agreement, or the unavailability of an exemption from registration for the issuance and sale of any units under this Agreement, shall relieve the Company from any liability with respect to the non-issuance or sale of such units.

        As a condition to the exercise of the Options, the Board may require the Optionee to represent and warrant in writing at the time of such exercise that the units are being purchased only for investment and without any then-present intention to sell or distribute such Common Stock. The Common Stock issuable upon exercise of the Options will be restricted securities (as defined under Rule 144 of the Securities Act) and the certificates representing such securities shall bear a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation.

        (b)        As a condition to the exercise of the Options, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, provincial, state or local withholding tax obligations that may arise in connection with such exercise.

        11.       Entire Agreement. This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

        12.       Notices. Any notice required or permitted to be made or given hereunder shall be mailed or delivered personally to the addresses set forth below, or as changed from time to time by written notice to the other:

The Optionee Address:	DONALD C. CAMERON ________________________ ________________________

The Company Address:	SKY PETROLEUM, INC. 401 Congress Avenue, Suite 1540 Austin, Texas USA 78701

Signed this 10th Day of November, 2005 by:

SKY PETROLEUM, INC. By: _____________________________ DANIEL MEYER President of Sky Petroleum, Inc.	_____________________________ DONALD C. CAMERON Optionee

THE COMMON STOCK ISSUED PURSUANT TO THE EXERCISE OF OPTIONS WILL BE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933 AND WILL BEAR A LEGEND RESTRICTING RESALE UNLESS THEY ARE REGISTERED UNDER STATE AND FEDERAL SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE COMPANY IS NOT OBLIGATED TO REGISTER THE COMMON STOCK OR TO MAKE AVAILABLE ANY EXEMPTION FROM REGISTRATION.

EXHIBIT A

Notice of Election to Exercise

        This Notice of Election to Exercise shall constitute proper notice pursuant to Section 6 of that certain Stock Option Agreement (the “Agreement”) dated as of the 10th day of November, 2005 between SKY PETROLEUM, INC. (the “Company”) and the undersigned.

        The undersigned hereby elects to exercise Optionee’s option to purchase __________ Common Stock of the Company at a price of [$1.00] per share, for aggregate consideration of $______, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Section 6 of the Agreement, accompanies this notice.

        The undersigned has executed this Notice this ____ day of __________, 200__.

--------------------------------------------------- Signature --------------------------------------------------- Name (typed or printed)

STOCK OPTION AGREEMENT

        THIS STOCK OPTION AGREEMENT is entered into as of the _______ day of January, 2006 (“Date of Grant”) between IAN BARON (the “Optionee”), and SKY PETROLEUM, INC., a Nevada corporation (“Sky” or “Company”).

        WHEREAS, the Optionee and the Company have entered into a Consulting Agreement (“Consulting Agreement”) and the Company has agreed to grant the Optionee stock options exercisable to acquire 600,000 shares of the Company’s Common Stock at $1.00 per share, vesting one-third (1/3) each year, beginning on November 16, 2006 and expiring on the earlier of November 16, 2013 or 90 days after Optionee ceases to be a consultant to the Company or a Director of the Company (the “Options”);

        WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interest of the Company and its shareholders to enter into the Consulting Agreement and to grant the Optionee the Options;

        WHEREAS, the Board has authorized the grant to the Optionee of Options;

        WHEREAS, the Optionee has agreed to accept the Options as partial consideration under the Consulting Agreement; and

        WHEREAS, the Options are intended to be Non-Qualified Stock Options not intended to qualify as “Incentive Stock Options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”);

        NOW, THEREFORE, the Company and the Optionee agree as follows:

        1.       Option Grant. The Company hereby grants to the Optionee the option to purchase, upon the terms and conditions set forth herein, the Option to purchase 600,000 shares of Common Stock of the Company at an exercise price of US$1.00 per share.

        2.       Vesting and Termination Schedule. The Options shall vest and shall be fully exercisable as follows:

(a)	Options exercisable to acquire 200,000 shares of Common Stock of the Company shall vest on November 16, 2006 and terminate on the earlier of November 16, 2013 or 90 days after Optionee ceases to be a consultant to or Director of the Company;

(b)	Options exercisable to acquire 200,000 shares of Common Stock of the Company shall vest on November 16, 2007 and terminate on the earlier of November 16, 2013 or 90 days after Optionee ceases to be a consultant to or Director of the Company; and

(c)	Options exercisable to acquire 200,000 shares of Common Stock of the Company shall vest on November 16, 2008 and terminate on the earlier of November 16, 2013 or 90 days after Optionee ceases to be a consultant to or Director of the Company;.

        The vesting of one or more outstanding Options may be accelerated by the Board at such times and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described in Sections 5 and 7 below.

        3.       Options not Transferable. Unless otherwise specified in this Agreement or by the Board, this Option and the rights and privileges conferred by this Agreement may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Agreement contrary to the provisions hereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by this Agreement, such Option shall thereupon terminate and become null and void.

        4.       Termination of Advisory Efforts and Options. Vested Options shall terminate and be null and void, to the extent not previously exercised, on the earlier of November 16, 2013 or 90 days after Optionee ceases to be a consultant to or Director of the Company.

        5.       Distributions, Reorganization or Liquidation. In the case of any unit distribution, unit split, liquidation or like change in the nature of Common Stock covered by this Agreement, the number of Common Stock and exercise price shall be proportionately adjusted as set forth below.

        (a)        If (i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations thereunder; (ii) the Company shall declare a distribution payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the Board shall, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock and/or the exercise price per Common Stock so as to preserve the rights of the Optionee substantially proportionate to the rights of the Optionee prior to such event, and to the extent such action shall include an increase or decrease in the number of Common Stock subject to outstanding options, the number of Common Stock available under this Agreement shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Board, the Company or the Company’s shareholders.

        (b)        If the Company is liquidated or dissolved, the Board shall allow the Optionee to exercise all or any part of the unvested portion of the Options held by him; provided, however, that such Options must be exercised prior to the effective date of such liquidation or dissolution. If the Optionee does not exercise his Options prior to such effective date, each outstanding option shall terminate as of the effective date of the liquidation or dissolution.

        6.       Exercise of Option. The Options shall be exercisable, in whole or in part, at any time after vesting, until termination; provided, however, if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to the Common Stock, he shall be precluded from selling or transferring any Common Stock or other security underlying an Option during the six (6) months immediately following the grant of that Option. If less than all of the shares of Common Stock included in the vested portion of the Options are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term.

        Each exercise of the Option shall be by means of delivery of a notice of election to exercise (which may be in the form attached hereto as Exhibit A) to the Chief Executive Officer of the Company at its principal executive office, specifying the number of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier’s check in the amount of the full exercise price for the Common Stock to be purchased. During the lifetime of the Optionee, the Options are exercisable only by the Optionee.

        7.        Change in Control.

        (a)         Any and all Options that are outstanding hereunder for at least six (6) months at the time of occurrence of any of the events (a “Change in Control”) described in Subparagraphs (i), (ii), and (iii) below (each an “Eligible Option”) shall become immediately vested and fully exercisable for the periods indicated (each such exercise period referred to as an “Acceleration Window”):

(i)	For a period of forty-five (45) days beginning on the day on which any “Person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than a shareholder of the Company on the date of this Agreement, the Company, any subsidiary or employee benefit plan of the Company including any trustee of such plan acting as trustee) together with all Affiliates and Associates of such Person, becomes, after the date of this Agreement, the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the limited liability company interests then outstanding;

(ii)	Beginning on the date that a tender or exchange offer for all of the Common Stock of the Company by any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan) is first published or sent or given within the meaning of Rule 14d-2 under the Exchange Act and continuing so long as such offer remains open (including any extensions or renewals of such offer), unless by the terms of such offer the offeror, upon consummation thereof, would be the Beneficial Owner of less than fifty percent (50%) of the limited liability company interests then outstanding;

(iii)	For a period of twenty (20) days beginning on the day on which the shareholders of the Company duly approve any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than fifty percent (50%) of the outstanding shares of Common Stock into securities of any entity, or cash, or property, or a combination of any of the foregoing; provided, that the holder has agreed in writing to waive his rights, if any, arising under Section 5 above in connection with the completion of the any of the transactions described in this clause.

Provided, however, that with respect to the event specified in Subparagraph (i) above, such accelerated vesting shall not occur if the event that would trigger the accelerated vesting of Eligible Options has received the prior approval by the affirmative vote of a majority of all of the members of the Board, excluding for such purposes the votes of managers who are managers or officers of, or have a material financial interest in, any entity (other than the Company) who is party to the event specified in Subparagraph (ii) above.

        (b)        The exercisability of any Eligible Option that remains unexercised following expiration of an Acceleration Window shall be governed by the vesting schedule and other terms of this Agreement.

        8.       Professional Advice. The acceptance of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Options for the Common Stock.

        9.       No Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to any units covered by the Options until the Optionee becomes a record holder of such units, irrespective of whether the Optionee has given notice of exercise. Subject to the provisions of Sections 6 and 8 hereof, no rights shall accrue to the Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Optionee becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether the Optionee has given notice of exercise.

        10.       Securities Regulation and Withholding.

        (a)        Neither the Options nor the shares of Common Stock issuable upon exercise of the Options have been or will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and the offer and sale of such securities is being made pursuant to an exemption from the registration requirements of the Securities Act. The Common Stock shall not be issued with respect to the Options unless the exercise of the Options and the issuance and delivery of such Common Stock shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such units. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Agreement, or the unavailability of an exemption from registration for the issuance and sale of any units under this Agreement, shall relieve the Company from any liability with respect to the non-issuance or sale of such units.

        As a condition to the exercise of the Options, the Board may require the Optionee to represent and warrant in writing at the time of such exercise that the units are being purchased only for investment and without any then-present intention to sell or distribute such Common Stock. The Common Stock issuable upon exercise of the Options will be restricted securities (as defined under Rule 144 of the Securities Act) and the certificates representing such securities shall bear a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation.

        (b)        As a condition to the exercise of the Options, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, provincial, state or local withholding tax obligations that may arise in connection with such exercise.

        11.       Entire Agreement. This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

        12.       Notices. Any notice required or permitted to be made or given hereunder shall be mailed or delivered personally to the addresses set forth below, or as changed from time to time by written notice to the other:

The Company	SKY PETROLEUM, INC. ________________________ ________________________

The Optionee	IAN BARON ________________________ ________________________

Signed this 10th Day of November, 2005 by:

SKY PETROLEUM, INC. By: _____________________________ Its: ________________________________	_____________________________ Optionee

THE COMMON STOCK ISSUED PURSUANT TO THE EXERCISE OF OPTIONS WILL BE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933 AND WILL BEAR A LEGEND RESTRICTING RESALE UNLESS THEY ARE REGISTERED UNDER STATE AND FEDERAL SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE COMPANY IS NOT OBLIGATED TO REGISTER THE COMMON STOCK OR TO MAKE AVAILABLE ANY EXEMPTION FROM REGISTRATION.